Exhibit 10.1
MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMONG
BASIN ELECTRIC POWER COOPERATIVE
TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
MISSOURI BASIN PUBLIC POWER FINANCING CORPORATION
CITY OF LINCOLN, NEBRASKA
HEARTLAND CONSUMERS POWER DISTRICT
WYOMING MUNICIPAL ELECTRIC JOINT POWERS BOARD

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
i

TABLE OF CONTENTS
(continued)

SECTION			PAGE
	4.27	Project Work	5
	4.28	Prudent Utility Practice	5
	4.29	REA Accounts	5
	4.30	Station	5
	4.31	Station Unit	5
	4.32	Transmission System	5
	4.33	Willful Action	5
	4.34	Zero Net Load	6
5	OWNERSHIP OF PROJECT		6
6	ADMINISTRATION		6
7	DISPOSITION OF STATION OUTPUT		8
8	TRANSMISSION SYSTEM		9
9	CONSTRUCTION SCHEDULES		10
10	CONSTRUCTION COSTS		10
11	OPERATION AND MAINTENANCE COSTS		11
12	ADVANCEMENT OF FUNDS		11
13	TAXES		12
14	CO-TENANCY AND NONPARTITIONMENT		13
15	MORTGAGE AND TRANSFER OF INTERESTS		13
16	RIGHT OF FIRST REFUSAL		14
17	DESTRUCTION		15
18	INSURANCE		16
19	LIABILITY, INDEMNIFICATION AND CONTRIBUTION		17
20	COVENANTS REGARDING OTHER AGREEMENTS AND DEFAULTS		17
21	RESOLUTION OF DISPUTES		18
22	ACTIONS PENDING RESOLUTION OF DISPUTES		19
23	RESIGNATION OR REMOVAL OF PROJECT MANAGER OR OPERATING AGENT		19
24	RELATIONSHIP OF PARTICIPANTS		19
25	EQUAL OPPORTUNITY		20
26	UNCONTROLLABLE FORCES		21
27	GOVERNING LAW		21
28	BINDNG OBLIGATIONS		21
29	PROJECT AGREEMENTS		21
30	EFFECTIVE DATE, TERM AND RIGHTS OF PARTICIPANTS UPON TERMINATION		21
31	ACQUISITION OF INTERESTS		22
32	NOTICES		22
33	ENVIRONMENTAL PROTECTION		23
34	MISCELLANEOUS PROVISIONS		24
	INDEX TO EXHIBITS		32
ii

TABLE OF CONTENTS
(continued)
EXHIBITS

iii

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
PREAMBLE
This Agreement represents the joint efforts of the six parties described in Section 1 of this Agreement. The purpose of this Preamble is to explain in summary form how the Agreement came about and the intentions of the parties to the Agreement so that the balance of the Agreement may be better understood and interpreted in light of the understandings of the parties.
As Section 2 of the Agreement recites, each of the parties either owns or operates electric generating, transmission and transformation facilities in various cities and states or is obligated to provide bulk electric power for its customers or its member systems. The parties have determined that it is in their mutual best interest to join together in the construction of the Project, and to share both the costs and the benefits anticipated to be realized from this Project.
At the outset the parties considered the question of whether an agreement should be drafted which encompasses each and every conceivable situation and makes provision therefor or, on the other hand, which vests in the Management Committee the ultimate responsibility for the Project, with the Project Manager to have responsibility to construct the Project and the Operating Agent to thereafter have responsibility to operate the Project. It was also contemplated by the parties that some standing committees would be created from time to time, either by appropriate resolution of the Management Committee or by the various agreements which are contemplated. The parties determined that they would prefer to have the Management Committee retain ultimate responsibility except as otherwise delegated to the Project Manager, the Operating Agent, and such committees as might be created, and for that reason they determined that this Agreement should not encompass each and every conceivable situation. Therefore, if the Agreement fails to spell out in detail a particular item, it is not because the parties did not consider the matter but rather because they felt that they could better determine the solution to a particular problem as the problem arose and as the Management Committee then determined how and in what manner it should be handled. The broad, general principles and the relationships between the parties are, however, covered by this Agreement and are intended to establish the general principles by which a particular situation is to be resolved.
The entire Agreement should, therefore, be interpreted in light of a broad, general principle which prevails throughout, namely, that each of the parties to this Agreement has entered into this Agreement in the utmost of good faith and with the intention that each of the parties shall mutually share in the benefits and detriments arising by reason of this Project as their interests appear. Ambiguity should be resolved in such manner as to provide the greatest benefit to each of the parties while imposing the least detriment upon any individual party. Moreover, the Agreement should be further interpreted in light of the further principle that each of the parties has entered into this program with the understanding and belief that no one individual party is to profit or gain at the expense or detriment of any other party to this Agreement except as may otherwise be specifically provided for in the Agreement or hereafter agreed to by the various parties.
The parties have selected Basin Electric Power Cooperative as both Project Manager and Operating Agent for the reason that each of the parties believes that Basin Electric is best qualified and possesses the greatest amount of experience to act as Project Manager and as Operating Agent. It should, however, be kept in mind that Basin Electric is not being compensated over and above costs of services rendered by it for performing such duties and should therefore be viewed as one of the Participants which has agreed, for and on behalf of the Participants, to perform a further duty. By the same token, it is understood among the parties that Basin Electric, acting as either Project Manager or Operating Agent, is to be responsive to the dictates of the Management Committee and does not have the right to act unilaterally under this Agreement except to the extent and for the specific purposes which are provided for in this Agreement and other Project Agreements or which may be delegated to it by the Management Committee from time to time. The parties further contemplate that additional agreements will be necessary to carry out the intent of this Agreement, and unless otherwise specifically provided for, such additional agreements should be interpreted in light of this Preamble and the provisions of this Agreement.
1.     PARTIES: The parties to this Agreement are: BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation, hereinafter referred to as “Basin Electric”; TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation, hereinafter referred to as “Tri-State”; MISSOURI BASIN PUBLIC POWER FINANCING CORPORATION, an Iowa non-profit corporation, hereinafter referred to as “Corporation”-, CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation, operating the Lincoln Electric System, hereinafter referred to as “L.E.S.”; HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the state of South Dakota, hereinafter referred to as “Heartland”; and WYOMING MUNICIPAL ELECTRIC JOINT POWERS BOARD, a joint powers board of the state of Wyoming, hereinafter referred to as “Wyoming Board”.
2.     RECITALS: This Agreement is made with reference to the following facts, among others:
2.1     Basin Electric owns and operates electric generating facilities in the state of North Dakota, and electric transmission and transformation facilities in the states of North Dakota, South Dakota and Montana, serving members, all of which are rural electric cooperatives or public power districts or municipal utilities in the states of Wyoming, North Dakota, South Dakota, Nebraska, Montana, Minnesota, Iowa and Colorado.
2.2     Tri-State owns and operates electric generating facilities in the state of Colorado, and electric transmission and transformation facilities in the states of Wyoming, Nebraska and Colorado, serving members, all of which are rural electric cooperatives or public power districts in the states of Wyoming, Nebraska and Colorado.
2.3     Corporation does not presently own or operate any electric utility property. It is obligated to serve certain municipal utility systems in the states of Iowa, Minnesota and South Dakota, and it is presently engaged in the acquisition of future supplies of bulk electric power for such systems.
2.4     L.E.S. owns and operates electric generating, transmission and transformation facilities in the state of Nebraska, serving customers located both within and without the corporate boundaries of the city of Lincoln, Nebraska, and within its service area.
2.5     Heartland does not presently own or operate any electric utility property. It is presently engaged in the acquisition of future supplies of bulk electric power for certain public corporations and others in the state of South Dakota.
2.6     Wyoming Board does not presently own or operate any electric utility property. It is obligated to serve its member municipal utility systems in the state of Wyoming, and it is presently engaged in the acquisition of future supplies of bulk electric power for such systems.
2.7     The parties to this Agreement desire to participate in the construction, ownership, operation, and maintenance of the Laramie River Electric Generating Station and Transmission System in accordance with the provisions of this Participation Agreement and the other Project Agreements, in order, among other things, to realize certain economies that are expected to be gained therefrom.
3.     AGREEMENT: In consideration of the mutual covenants herein, the parties agree as set forth herein.

4.     DEFINITIONS: The following terms, when used herein, shall have the meanings specified:
4.1     ACCOUNTING PRACTICE: Generally accepted utility accounting principles, in accordance with (i) the Federal Power Commission’s “Uniform System of Accounts Prescribed for Public Utilities and Licensees (Class A and Class B)” in effect on January 1, 1974 or (ii) the “Uniform System of Accounts Prescribed for Electric Borrowers of the Rural Electrification Administration” in effect on January 1, 1974, and as the respective system of accounts may be amended from time to time.
4.2     ADMINISTRATOR: The Administrator of the Rural Electrification Administration of the Department of Agriculture of the United States.
4.3     CAPACITY: Electrical rating expressed in megawatts (MW) or megavolt-amperes (MVA).
4.4     DATE OF COMMERCIAL OPERATION: The date at which a Station Unit or a component of the Transmission System can reasonably be expected to operate dependably and continuously as certified by the Project architect-engineer unless otherwise determined by the Management Committee.
4.5     ENERGY: Kilowatt-hours (kWh) or megawatt-hours (mWh).
4.6     ENERGY-RELATED COSTS: Costs of fuel, fuel transportation costs other than fixed transportation costs, and costs of all disposal of wastes directly relating to the production of energy.
4.7     ENTITLEMENT: Each Participant’s share of the output of the Laramie River Electric Generating Station, expressed in terms of Capacity, and determined by multiplying the Net Effective Generating Capability of all Station Units of such Station by such Participant’s Entitlement Share, together with the Energy associated with such Capacity.
4.8     ENTITLEMENT SHARE: The percentage of undivided ownership of each Participant in the Project as follows:

A.	Basin Electric	=	42.27 percent
B.	Tri-State	=	24.13 percent
C.	Corporation	=	16.47 percent
D.	L.E.S.	=	13.33 percent
E.	Heartland	=	2.80 percent
F.	Wyoming Board	=	1.00 percent
4.9     FINANCING INSTRUMENTS: Loan contracts, mortgages and other instruments or encumbrances entered into by either Basin Electric or Tri-State, or both of them, and the United States of America through the Rural Electrification Administration of the Department of Agriculture.
4.10     FPC ACCOUNTS: The Federal Power Commission’s “Uniform System of Accounts Prescribed for Public Utilities and Licensees (Class A and Class B)” in effect on January 1, 1974, and as such system of accounts may be amended from time to time.
4.11     LARAMIE RIVER ELECTRIC GENERATING STATION: Three coal-fired steam electric generating units, each having a nameplate rating of 570 MW and an estimated Net Effective Generating Capability of 500 MW, and all property, facilities and structures used therewith or related thereto as generally described in Section A-1 of Exhibit A hereto.
4.12     LARAMIE RIVER PLANT SITE: A parcel of land in Platte County, Wyoming, consisting of approximately 2,560 acres, as generally described in Exhibit B hereto.

4.13     LARAMIE RIVER TRANSMISSION SYSTEM: The property, facilities and structures owned or to be owned by the Participants or in which they have rights, as generally described in Section A-2 of Exhibit A hereto.
4.14     MINIMUM NET GENERATION: The minimum level of Energy production expressed in net kilowatt-hours per hour at which one or more of the Station Units may be operated at any time as determined by the Operating Agent.
4.15     NET EFFECTIVE GENERATING CAPABILITY: The maximum continuous ability of a Station Unit to produce Capacity which is available to the Participants at the high voltage terminals of the generator step-up transformers, at any given time, less any remaining auxiliary requirements.
4.16     OPERATING AGENT: The Participant designated herein to be responsible for the operation and maintenance, but not the construction and completion, of the Project in accordance with the Project Agreements.
4.17     PARTICIPANT: Any party named in Section 1 of this Agreement.
4.18     PARTICIPANTS: Two or more of the parties named in Section 1 of this Agreement.
4.19     POINTS OF DELIVERY: The point or points at which the Participants are to receive delivery of Capacity and Energy under normal operating conditions as generally described in Exhibit C.
4.20     PROJECT: The Station, the Transmission System, the Laramie River Plant Site, and all property, facilities, structures, land, water, fuel, and any rights or interests therein, which are generally described in Exhibit A hereto, together with any other property, facilities, structures, land, water, fuel, and any rights or interests related to or in furtherance of the foregoing, whenever acquired.
4.21     PROJECT AGREEMENTS: This Agreement, and any other agreement in furtherance of and not inconsistent with this Agreement and designated as a Project Agreement by the Management Committee.
4.22     PROJECT INSURANCE: Policies of insurance to be procured and maintained in accordance with Section 18 hereof.
4.23     PROJECT LIABILITY: Liability of one or more Participants for damage suffered by anyone other than a Participant, whether or not resulting from the negligence of any Participant, its directors, officers, employees or any other person or entity whose negligence would be imputed to such Participant, resulting from:
A.     The performance or non-performance of Project Work;
B.     The use or ownership of the Project; or
C.     The past or future performance or non-performance of the obligations of any Participant under any of the Project Agreements.
4.24     PROJECT MANAGER: The Participant designated herein to be responsible for the construction and completion, but not the operation and maintenance, of the Project in accordance with the Project Agreements.
4.25     PROJECT OUTPUT: The net Capacity and Energy of the Station, which, at any time, can be delivered and made available to the Points of Delivery after Station use, main step-up transformer losses and transmission losses.

4.26     PROJECT SUBSTATION: A high-voltage substation connected to each Station Unit beginning at the high-voltage terminals of such Station Unit’s step-up transformer.
4.27     PROJECT WORK: Engineering, design, contract preparation, purchasing, construction, supervision, expediting, inspection, legal services, accounting, testing, protection, operation, repair, maintenance, replacement, reconstruction, or use of and for the Project.
4.28     PRUDENT UTILITY PRACTICE: Any of the practices, methods and acts which, in the exercise of reasonable judgment, in the light of the facts, including but not limited to the practices, methods and acts engaged in or approved by a significant portion of the electrical utility industry prior thereto, known at the time the decision was made, would have been expected to accomplish the desired result at the lowest reasonable cost consistent with reliability, safety and expedition. In applying the standard of Prudent Utility Practice to any matter under this Agreement, equitable consideration should be given to the circumstances, requirements and obligations of each of the parties. It is recognized that Prudent Utility Practice is not intended to be limited to the optimum practice, method or act at the exclusion of all others, but rather is a spectrum of possible practices, methods or acts which could have been expected to accomplish the desired result at the lowest reasonable cost consistent with reliability, safety and expedition.
4.29     REA ACCOUNTS: The “Uniform System of Accounts Prescribed for Electric Borrowers of the Rural Electrification Administration” in effect on January 1, 1974, and as such system of accounts may be amended from time to time.
4.30     STATION: The Laramie River Electric Generating Station as defined in Section 4.11.
4.31     STATION UNIT: The combination of one (1) steam generator, one (1) turbine-generator, and the associated auxiliary and accessory systems and equipment required for the production of electrical energy at the Laramie River Electric Generating Station.
4.32     TRANSMISSION SYSTEM: The Laramie River Transmission System as defined in Section 4.13.
4.33     WILLFUL ACTION:
A.     Action taken or not taken by a Participant at the direction of its directors, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action is knowingly or intentionally taken or failed to be taken with conscious indifference to the consequences thereof or with intent that injury or damage would result or probably would result therefrom.
B.     Action taken or not taken by a Participant at the direction of its directors, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action has been determined by final judgment or judicial decree to be a material default under any of the Project Agreements and which occurs or continues beyond the time specified in such judgment or judicial decree for curing such default or, if no time to cure is specified therein, occurs or continues thereafter beyond a reasonable time to cure such default.
C.     Action taken or not taken by a Participant at the direction of its directors, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action is knowingly or intentionally taken or failed to be taken with the knowledge that such action taken or failed to be taken is a material default under any Project Agreement.
D.     The phrase “employees having management or administrative responsibility” as used in this Section 4.33 means employees of a Participant who are responsible for one or more of the executive functions of planning, organizing, coordinating, directing, controlling or supervising such Participant’s performance under any of the Project Agreements.
E.     Willful Action does not include an act or failure to act which is merely involuntary, accidental or negligent, but it does include the failure of any Participant to pay any monies required of it under any Project Agreement whether or not such failure to pay is involuntary, accidental or negligent.
4.34     ZERO NET LOAD: The load upon a Station Unit when the generator gross output of such unit equals the total unit auxiliary consumption.
5.     OWNERSHIP OF PROJECT:
5.1     The Participants shall acquire and own the Project as tenants in common according to their Entitlement Shares.
6.     ADMINISTRATION:
6.1     Except as otherwise provided in this Agreement and in the other Project Agreements, the administration, construction, completion, operation and maintenance of the Project shall be the responsibility of a Management Committee. The duties of the Management Committee shall include but not be limited to the following: provide liaison among the Participants at the management level; exercise general supervision over the Project Manager, the Operating Agent, the Engineering and Operating Committee and the Auditing Committee as hereafter established, and such other committees as it may from time to time establish; review, discuss and act upon issues and matters referred to it by another Committee; and perform such other functions and duties as may be delegated to it by the Participants. Such Management Committee shall consist of one representative of each Participant, which representative shall be an officer or general manager of a Participant or his designated representative, acting pursuant to authority granted such representative by its respective Participant. There shall be no obligation on any Participant to ascertain the authority granted to the representative of any other Participant, and should any representative not have authority to act on a particular matter it shall be the duty of such Participant to make known to the representatives of the other Participants the absence of such authority.
6.2     There shall also be an Engineering and Operating Committee and an Auditing Committee, each of which shall consist of one representative of each Participant. The aforesaid Committees shall have such functions and responsibilities as are described herein and in the other Project Agreements.
6.3     The Management Committee may delegate its responsibility in writing to the Project Manager, the Operating Agent, the Engineering and Operating Committee, the Auditing Committee, or other committees or persons, specifically or generally, as the Management Committee may from time to time deem appropriate.
6.4     The Engineering and Operating Committee shall have such responsibility for the Project as may be delegated to it from time to time by the Management Committee. In addition, the Engineering and Operating Committee shall: recommend procedures for proper engineering liaison among the Participants and between them and the Project Manager and the Operating Agent; review and advise the Management Committee with respect to the annual construction budget and the annual operation and maintenance budget; advise the Management Committee with respect to the various reports, budgets and records, and the form thereof, kept by the Project Manager and the Operating Agent with respect to the Project (excluding accounting records used internally by the Project Manager and the Operating Agent for the purpose of accumulating financial and statistical data, such as books of original entry, ledgers, work papers, and source documents); recommend to the Management Committee the procedures to be utilized for determining Minimum Net Generation and Net Effective Generating Capability; recommend to the Management Committee the procedures for maintaining complete and accurate fuel, Capacity and Energy accounting; recommend to the Management Committee criteria for determining the Date of Commercial Operation; and perform such other functions and duties as may be delegated to it in the other Project Agreements.
6.5     The Auditing Committee shall have such responsibility for the Project as may be delegated to it from time to time by the Management Committee. In addition, the Auditing Committee shall: recommend procedures for proper accounting and financial liaison among the Participants and between them and the Project Manager and the Operating Agent; advise the Management Committee with respect to the accounting, financial and internal control aspects of the Project; advise the Management Committee on matters involving auditing and financial transactions; make audits at least annually of the records maintained by the Project Manager and the Operating Agent in their capacities as such in support of their billings to the Participants; advise the Management Committee, for management purposes and for the use of the Participants only, whether the Project Manager’s and Operating Agent’s accounting methods and records are in accordance with the Project Agreements; advise the Management Committee as to the format and content of the Project Manager’s and Operating Agent’s accounting records and accounting reports; reconcile any differences between FPC Accounts and REA Accounts; and perform such other functions and duties as may be delegated to it in the other Project Agreements.
6.6     The Project Manager and the Operating Agent shall be Basin Electric. Basin Electric, when operating as Project Manager or Operating Agent, shall do so in its capacity as a Participant and shall be liable when acting as Project Manager or Operating Agent to the same extent as any other Participant. The Project shall be constructed in accordance with a construction agreement and operated in accordance with an operating agreement to be entered into by the Participants, which agreements shall be considered Project Agreements. The construction agreement generally shall: define what constitutes construction work; set forth the manner in which construction work shall be performed and completed; set forth procedures to be followed during the start-up period; and include such other matters as the Participants deem appropriate for inclusion in such agreement. The operating agreement generally shall: define what constitutes operating work; set forth the manner in which operating work shall be performed; describe the manner in which Capacity and Energy shall be scheduled by Participants in accordance with this Agreement; set forth the procedures to be followed in the event of an operating emergency; define what constitutes initial training expenses and set forth how such expenses shall be allocated among the Participants; define what constitutes materials, supplies and spare parts and set forth how the cost of such items shall be allocated among the Participants; and include such other matters as the Participants deem appropriate for inclusion in such agreement.
6.7     Within thirty (30) days after the execution of this Agreement, each Participant shall designate its representatives to serve on the Management Committee, the Engineering and Operating Committee, and the Auditing Committee. Such designation shall be in writing, with copies mailed to each of the other Participants.
6.8     Any action or determination of the Engineering and Operating Committee, the Auditing Committee and the Management Committee shall require a majority vote of the Participants, acting through their respective representatives, provided that such majority owns more than fifty (50) percent of the Entitlement Shares.
6.9     All actions or determinations made by the Management Committee shall be reduced to writing.
6.10     None of the Committees established above shall have authority to modify any of the terms, covenants or conditions of the Project Agreements.
6.11     Whenever any act is required to be performed under the terms of this Agreement and the manner in which such act is to be performed is not otherwise specifically detailed, then such act shall be performed in accordance with Prudent Utility Practice.

6.12     Assets acquired by any Participant for the Project shall be held in trust for the Participants in accordance with their respective Entitlement Shares.
7.     DISPOSITION OF STATION OUTPUT:
7.1     Each Participant shall be entitled to schedule Capacity and Energy from the Station and shall be entitled to receive such Capacity and Energy as scheduled at its designated Points of Delivery, subject to the provisions of this Agreement, up to the amount of its Entitlement in the Station, such Entitlement being its share of the output of the Station available at the Station at any given time, as defined in Section 4.7.
7.2     When a Participant schedules Capacity and Energy from the Station, each Participant shall, unless the Operating Agent obtains such Capacity and Energy from another source or unless otherwise determined by the Management Committee, schedule for its account its share of Minimum Net Generation which shall be the product of its Entitlement Share and the Minimum Net Generation established for the Station. At any time any Participant has scheduled from the Station an amount of Capacity in excess of the product of its Entitlement Share and Minimum Net Generation, then unless the Operating Agent obtains such Capacity from another source or unless otherwise determined by the Management Committee, the other Participants whose schedules are less than their respective Entitlement Shares of such Minimum Net Generation shall schedule on a pro rata basis, in the proportion which their respective Entitlement Shares bear to each other, the remaining amount of Minimum Net Generation.
7.3     Operation of the Station by the Operating Agent and a Participant’s right to receive the output thereof shall be subject to scheduled outages or curtailments, operating emergencies and unscheduled outages or curtailments of the Station Units.
7.4     It is understood by all Participants that, after completion of the Project, two of the Station Units shall be synchronously interconnected to the electric system existing in the western United States and one of the Station Units shall be synchronously interconnected to the electric system existing in the eastern United States. It is further understood that such electric systems are not now reliably interconnected and that Capacity and Energy from all Station Units may not be available to all Participants at all times at their respective Points of Delivery. Notwithstanding any other provision of this Agreement and during any time that the electric systems of the eastern and western United States are not synchronously interconnected with each other on a reliable basis, the Operating Agent shall exercise every reasonable effort to operate the Station and effectuate transfers of Capacity and Energy produced at the Station between the eastern and western electric systems of the United States so as to deliver to each Participant its Entitlement at its designated Points of Delivery at the lowest total cost to all Participants; provided, however, that no Participant shall be entitled to delivery of its Entitlement at its designated Points of Delivery if the Operating Agent is unable to effectuate such delivery or if the effect of a transfer of Capacity and Energy between the eastern and western systems would preclude any other Participant from receiving its Entitlement at its designated Points of Delivery. The Operating Agent shall notify all Participants as soon as possible of any inability to deliver a Participant’s Entitlement to its designated Points of Delivery as scheduled by such Participant and shall keep the Participants informed for the duration of such inability of all factors including the status of the Station and the Transmission System, the amount of each Participant’s Entitlement, the location at which delivery of such Entitlement is being made and sales of such Entitlement made pursuant to Section 7.5.
7.5     The Participants will enter into an agreement by January 1, 1980, whereby any Participant’s Entitlement or portion thereof which cannot be delivered to such Participant at its designated Points of Delivery as scheduled by such Participant due to the Operating Agent’s inability to transfer Capacity and Energy because of the conditions set forth in Section 7.4 will be made available for sale to the other Participants which are capable of taking delivery of such Participant’s Entitlement or portion thereof at a price equal to all of the selling Participant’s allocable costs to such Entitlement.

7.6     In the event the Operating Agent is unable to deliver a Participant’s Entitlement or any portion thereof to that Participant at its designated Points of Delivery due to the Operating Agent’s inability to transfer Capacity and Energy because of the conditions set forth in Section 7.4, the Operating Agent shall make every reasonable effort to purchase Capacity and Energy and deliver the same to such Participant at a place and in a manner to be set forth in the operating agreement, to be entered into among the Participants, in order to meet schedules of Capacity and Energy established by such Participant pursuant to Section 7.1. The costs incurred by the Operating Agent in making such purchase and delivery shall be treated as Energy-Related Costs except to the extent that they exceed those costs which would have been incurred had the Capacity and Energy been produced and delivered from the Station in which case such excess shall be shared by all Participants in the ratio of their Entitlement Shares.
7.7     The Participants will also enter into an agreement by January 1, 1980, whereby all or any portion of a Participant’s Entitlement which such Participant desires to sell in the service area of another Participant or one of its Members must be made available to that Participant on the basis of a right of first refusal, with the rate to be paid by the purchasing Participant equal to all of the selling Participant’s costs allocable thereto until three years after the Date of Commercial Operation of the third Station Unit, and thereafter to be the rate established by the power pool in the area in which the selling Participant has such Entitlement available for sale; provided, however, that such right of first refusal will apply only where the purchasing Participants will use such energy or Entitlement for the direct or indirect use of the Participants’ own consumers or members, and not to purchases for resale.
7.8     No Participant is entitled to receive delivery of its Entitlement at points other than its designated Points of Delivery except pursuant to Section 7.6.
8.     TRANSMISSION SYSTEM:
8.1     The Transmission System shall be designed, constructed or otherwise acquired and operated with the objective of permitting each Participant to receive under normal operating conditions its Entitlement from the Station at its designated Points of Delivery and permitting Tri-State to use that certain portion of the Transmission System as provided for in Section 8.2 under normal operating conditions in a manner which will not unreasonably affect the operation of the electric systems of the Participants, and in such a manner so that if and when operated in parallel with such systems, the loss of any one circuit or element will not cause any other circuit or element of any of the parallel transmission systems of a Participant to carry Energy in excess of the short-time rating of such parallel transmission system as may be defined and established by the owner or operator of such system.
8.2     Each Participant shall have the right to use the Transmission System to receive Capacity and Energy at its designated Points of Delivery under normal operating conditions in an amount equivalent to its Entitlement in the Station or to reserve the Transmission System for such use without regard to the origin, source, ownership or type of generation used to produce such Capacity and Energy; provided, however, that in the event the Operating Agent shall purchase replacement Capacity and Energy pursuant to Section 7.6, then to the extent that such replacement Capacity and Energy are delivered, the Operating Agent shall utilize the unused capacity in the Transmission System for the period of such replacement for the benefit of the Project. In addition, Tri-State shall have the right to use up to 200 megawatts of transmission Capacity in that portion of the Transmission System described in Section A-2.1.8 of Exhibit A and associated facilities which interconnects the Stegall (East) Substation and the Sidney (East) Substation.
8.3     Any Participant may acquire the right to use the Transmission System on a firm basis in addition to the right to use provided for in Section 8.2 hereof upon approval by the Management Committee, provided that such use does not materially interfere with the right of any other Participant to receive its Entitlement as provided in Section 8.2 hereof. Such approval shall specify the amount of monetary compensation to be paid to and the allocation among the Participants for such use.
8.4     Any Participant may make non-firm use of transmission Capacity in addition to its right to use under Sections 8.2 and 8.3 hereof to the extent that transmission Capacity is determined to be available by the Operating Agent in accordance with criteria to be developed by the Management Committee.
8.5     If two or more Participants concurrently desire to make non-firm use of transmission Capacity in the same segment of the Transmission System pursuant to Section 8.4 hereof, and the available transmission Capacity in such segment is not adequate to satisfy all such desired, then, unless otherwise agreed, the available Capacity will be shared by those Participants concurrently requesting such Capacity in the ratio of their Entitlement Shares.
8.6     To the extent that it may be able to do so, each Participant shall be entitled to interconnect its transmission system or arrange for the interconnection of the transmission system of a third party with the Transmission System at its designated Points of Delivery, and the costs of such interconnection shall be paid by such Participant; provided, however, that inability to interconnect shall not relieve such Participant from paying for its share of the cost of the Transmission System.
8.7     In the event of an outage or curtailment of any circuit or element of the Transmission System, the Operating Agent shall make every reasonable effort to furnish temporary alternate service through other circuits or elements of the Transmission System, and the Participants shall make every reasonable effort to furnish alternate service to the other Participants over any available parallel transmission system, and, in the event of an outage or curtailment of any such parallel transmission system, the Operating Agent shall make every reasonable effort to furnish temporary alternate service over any available transmission facilities. There will be no separate charge to any Participant for service provided pursuant to this Section 8.7, except for compensation in Energy for additional losses that may be incurred as a result of providing such alternate service; and the cost of obtaining such service shall be shared by the Participants in accordance with Section 11.1.
8.8     Upon agreement with all the other Participants, a Participant may at its expense make interconnections to the Transmission System at points other than its designated Points of Delivery. Such agreement shall specify the terms and conditions under which such interconnections may be made and the charges to the interconnecting Participant, if any.
8.9     Unless otherwise agreed to by the Management Committee, when the Capacity available to the Participants in any segment of the Transmission System is insufficient to accommodate all of the firm use of the Transmission System pursuant to Section 8.2 hereof under abnormal operating conditions, then the use of the available Capacity of that segment of the Transmission System will be allocated to affected Participants in proportion to their Entitlement Shares.
8.10     Notwithstanding any other provision of this Agreement, no Participant shall be required to make available to any other Participant any portion of the Transmission System which is necessary to enable the first Participant to receive at its designated Points of Delivery its Entitlement from the Station or replacement Capacity and Energy pursuant to Section7.6.
9.     CONSTRUCTION SCHEDULES:
9.1     The Project Manager shall proceed with construction of the Project with the objective of having each component completed and available for start-up operation and energization for test date and for Date of Commercial Operation as specified in Exhibit D.
10.     CONSTRUCTION COSTS:
10.1     Construction costs of the Project shall include all payments made and obligations incurred pursuant to Section 12 or as otherwise authorized by the Management Committee or its designee or designees for or in connection with the construction of the Project prior to the Date of Commercial Operation of any Station Unit, including but not limited to those costs specified in Exhibit E hereto.

10.2     The construction costs of the Project shall be shared and paid for by the Participants in proportion to their Entitlement Shares.
11.     OPERATION AND MAINTENANCE COSTS:
11.1     Operation and maintenance costs shall include all payments made and obligations incurred pursuant to Section 12 or as otherwise authorized by the Management Committee or its designee or designees for or in connection with the operation and maintenance of any Station Unit or component of the Transmission System subsequent to the Date of Commercial Operation thereof, as specified in Exhibit F, and such costs, including costs of water but excluding Energy-Related Costs, shall be shared by the Participants in proportion to their Entitlement Shares. The amount of fuel required for active storage and the initial emergency fuel storage, the rate of fuel consumption for Zero Net Load operation and the costs of start-up shall be determined in accordance with procedures to be established by the Management Committee, and the costs thereof and fixed fuel transportation charges, if any, shall be shared by the Participants in proportion to their Entitlement Shares.
11.2     Energy-Related Costs shall be shared by each Participant in the ratio that such Participant’s monthly net energy generation scheduled and produced from the Station bears to the total monthly net energy generation scheduled and produced from the Station.
12.     ADVANCEMENT OF FUNDS:
12.1     Each Participant shall advance its share of construction costs and operation and maintenance costs when due, so that the Project Manager or the Operating Agent in their capacities as such will not have to advance any funds on behalf of another Participant.
12.2     The Project Manager and the Operating Agent will, on or before September 1 of each year, prepare annual budgets for the succeeding calendar year and submit the same to the Management Committee for approval, such approval not to occur earlier than thirty (30) days after such submission. The budget of the Project Manager shall set forth anticipated construction costs and a schedule as to when it is anticipated that funds to pay such costs will be required by the Project Manager from the Participants. The budget of the Operating Agent shall set forth anticipated operating and maintenance costs as well as anticipated Energy-Related Costs, and such budget shall also set forth a schedule as to when it is anticipated that funds to pay such costs will be required by the Operating Agent from the Participants. Upon approval by the Management Committee such budgets shall constitute the bases for the Project Manager’s and Operating Agent’s determinations of funds due under Sections 12.3 and 12.4; provided, however, that if the Management Committee fails to approve a budget within 90 days after its submission, the Project Manager or Operating Agent may proceed to notify Participants of sums it deems due pursuant to Sections 12.2, 12.3 and 12.4 and collect the same.
12.3     At least thirty (30) but not more than sixty (60) days prior to the effective date of the Project Manager’s proposed annual budget and at least once each month thereafter, the Project Manager will notify each Participant of the estimated monthly expenditures for the succeeding month, and each Participant shall pay to the Project Manager within twenty (20) days of such monthly notice its share of such estimate. If at any time it is determined that a Participant has made advances which are greater or less than its share of the construction costs, the difference shall be paid, refunded, or credited as determined by the Project Manager within a reasonable time after such determination.
12.4     At least thirty (30) but not more than sixty (60) days prior to the effective date of the Operating Agent’s proposed annual budget and at least once each month thereafter, the Operating Agent will notify each Participant of the estimated monthly expenditures for the succeeding month, and each Participant shall pay to the Operating Agent within twenty (20) days of such monthly notice its share of such estimate. Funds advanced by the Participants for Energy-Related Costs will be adjusted, if required, pursuant to Section 11.2 by the Operating Agent in the next monthly billing, and funds advanced by the Participants for operating and maintenance costs, other than Energy-Related Costs, will be adjusted, if required, by the Operating Agent within forty-five (45) days following the end of each calendar year. The Operating Agent shall submit to each of the Participants within ninety (90) days following the end of each calendar year an accounting for such year showing all amounts received and expended for operating and maintenance costs. Adjustments shall be made among the Participants, if required, pursuant to Section 11.2 so that all costs incurred for such purposes will have been shared by each Participant in accordance with this Agreement.
12.5     Funds received hereunder by the Project Manager and the Operating Agent from the Participants will be held in trust for such Participants and expended on their behalf in accordance with the Project Agreements. Such funds will be deposited in working capital accounts, and the Project Manager and the Operating Agent will use their best reasonable efforts to lawfully invest such funds as are not immediately needed pending future use of such funds in direct general obligations of or obligations unconditionally guaranteed by the United States of America or obligations of any agency of the United States of America or certificates of deposit of any national or state bank or trust company, to the extent that such deposits are insured by the Federal Deposit Insurance Corporation or issued by a state-owned bank. The Project Manager and the Operating Agent shall account at least annually to each Participant advancing the same for such interest thereon as may be received, and promptly pay to each Participant such sum.
12.6     The Project Manager shall promptly inform the Participants in writing of the Date of Commercial Operation of each Station Unit. Within ninety (90) days thereafter the Project Manager will furnish the Management Committee with a detailed description of such Station Unit, a complete summary of all construction costs incurred in connection with such Station Unit, a summary of each Participant’s contributions toward such costs, a statement as to the additional contributions which should be paid back to or collected from each Participant, and a recommendation as to the manner in which such contributions should be paid back or collected. The Management Committee shall thereupon determine the additional contributions to be paid back to or collected from each Participants and the manner in which such contributions shall be paid back or collected. Any such contributions shall be paid back to or collected from the Participants so that all construction costs shall be shared by each Participant on the basis of its Entitlement Share. When such determination is made, the Project Manager shall pay back to each Participant any difference between total advances made by it and its share of the total construction costs of such Station Unit, and collect from each Participant any difference between total advances made by it and its share of the total construction costs of such Station Unit. Within six (6) months after the Date of Commercial Operation of the third Station Unit, the Participants shall jointly make, execute and deliver a supplement to this Agreement, in recordable form, which supplement shall describe with particularity and detail the facilities and other property then constituting the Project not specifically described in the exhibits hereto. Whenever additional facilities or other property are acquired for the Project which are not already specifically described in this Agreement or supplements hereto, the Participants shall jointly make, execute and deliver a further supplement to this Agreement, in recordable form, which supplement shall describe with particularity and detail the facilities and other property then constituting the Project not specifically described in the exhibits hereto.
13.     TAXES:
13.1     The Participants shall make every reasonable effort to have any taxing authority imposing any taxes or assessments (excluding any sales or use taxes on the Project, or any interests or rights therein) to assess and levy such taxes or assessments directly against each Participant in accordance with its Entitlement Share.
13.2     All taxes or assessments levied against any Participant shall be the sole responsibility of the Participant upon which said taxes or assessments are levied unless such taxes or assessments were levied directly against an individual Participant on behalf of any or all of the other Participants, in which case such taxes or assessments shall be borne by all Participants in the ratio of their Entitlement Shares with the exception of taxes pertaining to Energy-Related Costs, which shall be borne by the Participants in the same manner as other Energy-Related Costs. Each Participant shall promptly pay when due all taxes or assessments levied against it with respect to its interest in the Project, subject to reasonable rights to protest or contest such tax or assessment either before or after payment thereof. In the event any Participant fails to pay any tax or assessment when due, the Project Manager or Operating Agent may do so and include such payment in sums next due from such Participant.
13.3     If any taxes or assessments are levied or assessed in a manner other than as specified in Section 13.1 hereof, it shall be the responsibility of the Management Committee to establish equitable practices and procedures for the apportionment among the Participants of such taxes and assessments and the payment thereof.
14.     CO-TENANCY AND NONPARTITIONMENT:
14.1     The Participants and each of them will own their interests in the Project Agreements as tenants in common. Each Participant waives any right which it may have to partition the Project or any component thereof or the Project Agreements, whether by partitionment in kind or by sale and division of the proceeds, further waives any right which it may have to resort to any action in law or in equity to partition the same, and further waives the benefits of all laws that may now or hereafter authorize such partition for a term (i) which shall be co-terminous with the term of this Agreement, or (ii) which shall be for such lesser period as may be required under applicable law.
15.     MORTGAGE AND TRANSFER OF INTERESTS:
15.1     Each Participant shall have the right at any time and from time to time to mortgage, create or provide for a security interest in, or convey in trust all or a part of its Entitlement Share in the Project, together with an equal interest in the Project Agreements, under deeds of trust, mortgages, indentures, or security agreements, as security for its present or future bonds or other obligations or securities, without need for the consent of any other Participant, and without the mortgagee, trustee or secured party assuming or becoming in any respect obligated to perform any of the obligations of the Participant prior to it taking possession of or foreclosing upon the interest of such Participant.
15.2     Any mortgagee, trustee or secured party under present or future deeds of trust, mortgages, indentures or security agreements of any of the Participants and any successor or assign thereof, and any receiver, referee or trustee in bankruptcy or reorganization of any of the Participants, and any successor by action of law or otherwise pursuant to this Section, or any transferee of any thereof may, without the prior written consent of the other Participants, succeed to and acquire all the interest of such Participant in the Project and the Project Agreements, and may take over possession of or foreclose upon said interest of such Participant, and in such event shall assume and be obligated to fully perform and discharge all of the obligations hereunder of such Participant.
15.3     Each Participant shall have the right to transfer all, but not less than all, of its Entitlement Share in the Project, together with an equal interest in the Project Agreements, to any of the following entities without the consent of any other Participant:
A.     Any entity acquiring all or substantially all of the property and system of such Participant, or
B.     Any entity merged or consolidated with such Participant, or
C.     Any entity which is wholly-owned or controlled by such Participant.
15.4     For the purposes of this Section 15.4 the Project Manager shall serve written notice on the Participants of the anticipated date of execution of the first major equipment purchase contract for the third Station Unit as far in advance as possible, but not less than thirty (30) days before such anticipated date. Any Participant may transfer all, but not less than all, of its interest in the Project to the remaining Participants in the ratio that the Entitlement Share of each remaining Participant bears to the total of the Entitlement Shares of all remaining Participants, and such remaining Participants shall be obligated to purchase such interest and pay to the transferring Participant all sums contributed to the Project up to the date of transfer by the transferring Participants provided that the transferring Participant serves written notice of its intention to transfer as provided herein at least ten (10) days prior to the anticipated date of execution of the first major equipment purchase contract for the third Station Unit, and provided further that the total payment to the transferring Participant shall not exceed a total of six million dollars ($6,000,000.00), notwithstanding the fact that the sums contributed by the transferring Participant may have been in excess of six million dollars ($6,000,000.00). At least one hundred eighty (180) days prior to the date on which the intended transfer is to be consummated under this Section 15.4, the Participant desiring to transfer shall serve written notice of its intention to do so upon each of the other Participants. Such notice shall contain the proposed date of the transfer, the sums contributed by the transferring Participant as of the date of the notice, and the additional sums which the transferring Participant anticipates it will contribute up to the date on which the intended transfer is to be consummated.
15.5     Except as otherwise provided in Sections 15.1 and 15.2 hereof, any successor to the interest of a Participant in the Project shall succeed to such interest in the Project and shall assume and be obligated to fully perform and discharge all of the obligations under the Project Agreements of such Participant. Such successor shall notify each of the other Participants in writing of its succession to the interest of such Participant and furnish to each Participant evidence of such transfer or merger.
15.6     No Participant shall be relieved of any of its obligations under the Project Agreements by succession or transfer under this Section 15 without the express prior written consent of all of the remaining Participants, which consent will not be unreasonably withheld.
16.     RIGHT OF FIRST REFUSAL:
16.1     Except as provided in Section 15, should any Participant desire to transfer its interest in the Project or any part thereof to any person, entity or other Participant, each remaining Participant shall have the Right of First Refusal to purchase such interest for the greater of the original cost of such interest, depreciated from the Date of Commercial Operation to the date of transfer at an annual rate of 2.82% for generating facilities, 2.75% for substation facilities, and 2.60% for transmission facilities, or the outstanding debt of the transferring Participant attributable to such interest. If none of the Participants elects to purchase such interest of the offering Participant pursuant to this Section 16, the latter may proceed to transfer such interest to any person, entity or other Participant.
16.2     If more than one of the Participants desire to purchase such interests unless otherwise agreed by the Participants desiring to purchase, such interest shall be transferred in the ratio that the Entitlement Share of each such Participant desiring to purchase bears to the total Entitlement Shares of those Participants desiring to purchase.
16.3     Any transfer of less than a Participant’s entire interest which would have the effect of increasing the number of Participants in the Project after the transfer is completed must receive the approval of the Management Committee.
16.4     At least one year prior to the date on which the intended transfer is to be consummated under Section 16, the Participant desiring to transfer shall serve written notice of its intention to do so upon each of the other Participants. Such notice shall contain the proposed date of transfer and the terms and conditions of the transfer including the name and the bona fide written offer of the proposed transferee.
16.5     Each Participant shall have the option to purchase all or any part of the interest to be transferred and shall exercise said option by serving written notice of its intention upon the Participant desiring to transfer and upon the other Participants within six (6) months after service of the written notice of intention to transfer given pursuant to Section 16,4 hereof.
16.6     If the Participants individually or collectively fail to exercise their option to purchase the entire interest to be transferred, then the Participant desiring to transfer shall serve written notice of this fact upon the remaining Participants within ten (10) days after its receipt of the last of the written notices given pursuant to Section 16.5 hereof, or after the expiration of the six-month period referred to in Section 16.5 hereof, whichever is earlier.
16.7     The Participants which exercised their option to purchase less than the entire interest to be transferred shall have the option to purchase the remaining interest to be transferred in the ratio of their Entitlement Shares, which such option shall be exercised by serving written notice of such election upon the Participant desiring to transfer, within thirty (30) days after the receipt of the notice given pursuant to Section 16.6 hereof.
16.8     The purchase of the interest by the Participants having elected to purchase the same shall be fully consummated within one year following the date upon which the initial notice was given under Section 16.4 hereof, unless the Participants are then diligently pursuing applications for required authorizations or approvals to effect such transfer or are then diligently pursuing or defending appeals from orders entered or authorizations issued in connection with such applications, in which event the transfer shall be consummated and the buyer shall tender payment within six (6) months following the date upon which the final order is entered or authorization issued in connection with such applications.
16.9     If the Participants fail to exercise their options to purchase all of the interest to be transferred, the Participant desiring to transfer such interest shall be free to transfer all, but not less than all, of such interest to the party that made the offer to purchase referred to in Section 16.1 hereof upon the terms and conditions set forth in its bona fide written offer. If such transfer is not consummated by the proposed date of transfer, the Participant desiring to transfer said interest must give complete new rights of first refusal to all Participants pursuant to the provisions of this Section 16 before such Participant shall be free to transfer said interest.
16.10     Any Participant transferring an interest pursuant to this Section shall remain liable and obligated for the performance of the terms and conditions of the Project Agreements related to such interest arising from events occurring prior to the time of transfer, but it shall not be liable or obligated for the performance of the terms and conditions of the Project Agreements related to such interest arising from events occurring subsequent to the time of transfer as to the interest transferred.
16.11     Notwithstanding any other provision of this Agreement, any person, entity or other Participant acquiring or succeeding to an interest of a Participant shall take or acquire such interest subject to all the terms and conditions of the Project Agreements, and shall assume and be responsible for all of the outstanding obligations of its predecessor in interest, and shall also acquire all the rights of its predecessor in interest under said Agreements.
16.12     No Participant shall be relieved of any of its obligations under the Project Agreements by transfer under this Section 16 without the express prior written consent of all of the remaining Participants, which consent will not be unreasonably withheld.
17.     DESTRUCTION:
17.1     If a Station Unit should be destroyed or substantially damaged, each Participant shall decide whether or not it desires to repair or reconstruct such unit. Each Participant, if it is willing to pay the costs of repairing or reconstructing such unit, shall have the right to do so. If such unit is repaired or reconstructed, those Participants which agree to pay the costs of such repair or reconstruction shall, unless otherwise agreed between or among them, share such costs in the ratio of their Entitlement Shares.
17.2     In the event one or more of the Participants desires to repair or reconstruct a destroyed or substantially damaged Station Unit, then each Participant which does not agree to repair or reconstruct such unit shall sell its interest in such unit to the Participant or Participants which desire to repair or reconstruct such unit, and such other Participant or Participants shall purchase such interest for an amount equal to the product of the salvage value of the unit and the selling Participant’s Entitlement Share, together with a commensurate share of the Transmission System, land, water, fuel and all other rights to property associated with the unit to be repaired or reconstructed, valued in accordance with Section 16.1 hereof. The Participants agreeing to repair or reconstruct each such unit shall share the cost of such purchase in the ratio of their Entitlement Shares.
17.3     If any facility of the Transmission System should be destroyed or substantially damaged, the Management Committee shall make every effort to repair or reconstruct such facility. In the event the Management Committee determines that such facility cannot be economically repaired or reconstructed, it shall arrange for the delivery of Capacity and Energy from the Station to the affected Participants by the most reliable and economic alternate means. The Participants shall share the costs of the repairs, reconstruction or delivery by alternate means in the ratio of their Entitlement Shares.
17.4     If the Management Committee decides not to repair or reconstruct any facility of the Transmission System but one or more of the Participants desires to repair or reconstruct such facility, then each Participant which does not agree to repair or reconstruct such facility shall sell its interest in such facility to the Participant or Participants which desire to repair or reconstruct such facility, and such other Participant or Participants shall purchase such interest for an amount equal to the product of the salvage value of the facility and the selling Participant’s Entitlement Share, valued in accordance with Section 16.1 hereof. The Participants agreeing to repair or reconstruct such facility shall, unless otherwise agreed by them, share the costs of repair or reconstruction in the ratio of their Entitlement Shares.
18.     INSURANCE:
18.1     Unless otherwise specified by the Management Committee, during the construction stage the Project Manager shall procure or cause to be procured and maintain in force policies of comprehensive bodily injury and property damage liability insurance, all-risk builder’s risk insurance, contractor’s equipment all-risk floater insurance, employees’ dishonesty bond, automobile liability insurance, workmen’s compensation insurance covering employees of the Project Manager engaged in the performance of its responsibilities under the Project Agreements at the job site, and such other policies of insurance as are normally carried by utilities constructing facilities similar to the Project.
18.2     Unless otherwise specified by the Management Committee, during the operating stage the Operating Agent shall procure or cause to be procured and maintain in force broad form steam insurance including reasonable expediting expenses, broad form boiler and pressure vessel insurance including expediting expenses, workmen’s compensation insurance covering employees of the Operating Agent engaged in the performance of its responsibilities under the Project Agreements at the job site, physical damage insurance, comprehensive bodily injury and property damage liability insurance, employees’ dishonesty bond, automobile liability insurance, and such other policies of insurance as are normally carried by utilities operating facilities similar to the Project.
18.3     Each Participant shall be named an insured with the other Participants as their interests appear on all insurance, and when appropriate, the insurance shall carry cross-liability endorsements.
18.4     The insurable values, limits, deductibles, retentions and other special terms of Project Insurance shall be determined by the Management Committee prior to the placement of such Project Insurance. Pending such determination, the Project Manager or Operating Agent shall procure insurance binders providing such coverage as in their respective judgments is necessary. After such determination, a policy of Project Insurance shall not be changed without the prior approval of the Management Committee except for minor changes as to which notification shall be given to the Participants by the Project Manager or Operating Agent responsible for procuring such Project Insurance.
18.5     Each Participant shall be furnished with either a copy of each of the policies of Project Insurance or a copy of each of the policy forms of Project Insurance, or a renewal thereof, together with a line sheet therefor (and any subsequent amendments) naming the insurers and underwriters and the extent of their participation.

18.6     Each Participant shall have the right, by written notice to the party procuring the policy, to name any mortgagee, trustee or secured party on all or any of the Project Insurance policies as loss payees or additional insureds as their interests may appear.
18.7     Each of the Project Insurance policies shall be endorsed so as to provide that all additional named insureds shall be given the same advance notice of cancellation or material change as that required to be given to the party having procured the policy.
18.8     Project Insurance policies shall be primary insurance for all purposes and shall be so endorsed. It is expressly understood that each Participant has an insurable interest in the Project and may procure for its own account such insurance with respect to its interest as it may determine. The cost of such insurance shall be paid by such Participant from its own funds and the proceeds of such insurance shall be payable to such Participant. Other Participants shall not have any rights or interests in such insurance or the proceeds thereof.
18.9     In the event that any other Participant’s insurance program affords equal or better coverage on a more favorable cost basis than that available to the Project Manager or Operating Agent responsible for procuring such Project Insurance, the Management Committee may adopt such insurance program in whole or in part.
19.     LIABILITY, INDEMNIFICATION AND CONTRIBUTION:
19.1     Each Participant shall be responsible for the consequences of its own Willful Action, and shall indemnify and hold harmless the other Participants from the consequences thereof.
19.2     Any Participant liable for damages resulting from its own Willful Action shall not be entitled to contribution or indemnification from any other Participant and shall be solely liable for such damages to any other party suffering such damages including any Participant herein.
19.3     Each Participant shall be liable to third parties, but not to other Participants, for Project Liability in the proportion its Entitlement Share bears to all Entitlement Shares unless such liability is due to a Participant’s Willful Action in which case Section 19.2 shall apply.
19.4     Except for Project Liability resulting from Willful Action, the cost of discharging Project Liability including defense costs imposed upon one or more of the Participants for which payment is not made by Project Insurance shall be paid by the Participants in proportion to their Entitlement Shares.
19.5     The provisions of this Section 19 shall not be construed to relieve any insurer of its obligation to pay insurance proceeds in accordance with the terms and conditions of valid and collectible Project Insurance.
20.     COVENANTS REGARDING PROJECT AGREEMENTS AND DEFAULTS:
20.1     Each Participant covenants to pay all monies and to perform all other obligations agreed to be paid or performed under the Project Agreements; provided, however, that monies due for such payment or performance shall be derived solely from the revenues of each Participant’s electric system, including proceeds of bonds or notes issued to finance its participation in the Project, and shall not constitute a general obligation of any Participant.
20.2     Upon failure of a Participant to make any payment when due or to perform any other obligation under the Project Agreements, the Management Committee may make written demand upon such Participant to pay or otherwise perform. If the failure is not cured (a) within fifteen (15) days from the date of receipt of a demand for payment in the case of a failure to make payment to the Project Manager or the Operating Agent under the Project Agreements, or (b) within forty-five (45) days from the date of receipt of a demand for performance in the case of a failure to perform any obligation other than pay money to the Project Manager or the Operating Agent under the Project Agreements, the failure shall constitute a default as of the expiration of the fifteen- or forty-five-day period.
20.3     If a Participant disputes the existence or extent of any failure to make any payment to the Project Manager or the Operating Agent under the Project Agreements, it shall nevertheless make such payment within the fifteen-day period provided in Section 20.2 under written protest directed to each of the other Participants. Such payments of a Participant not made when due shall bear interest at such rate as shall be determined by the Management Committee, but in no event in excess of the maximum legal rate of interest applicable to the defaulting Participant.
20.4     A Participant in default for failure to make any payment to the Project Manager or the Operating Agent under the Project Agreements shall have no right to any Project Output. The Capacity and Energy unavailable to a defaulting Participant by operation of this Section 20.4 may be utilized by the non-defaulting Participants during the period of default in the proportion each of their Entitlement Shares bears to the total of the non-defaulting Participants’ Entitlement Shares pursuant to the terms and conditions of the Project Agreements as if such Capacity and Energy were a part of the non-defaulting Participants’ Entitlements; provided, however, that such utilization shall be on an interruptible basis from the date of default to seven hundred thirty (730) days after the date of default and may, upon written notice by any Participant to the defaulting Participant, be on a firm, long-term basis thereafter. The date of default shall be established pursuant to Section 20.2. Nothing in this Section 20.4 shall be construed to relieve a defaulting Participant of any liability for its default including reimbursement to non-defaulting Participants for all payments made in respect to the defaulting Participant’s obligation to make payments with the exception of payments for Energy-Related Costs which shall be borne solely by the non-defaulting Participants in proportion to their receipt of Energy associated with utilization of a defaulting Participant’s Entitlement.
20.5     A Participant in default for failure to make payment of construction costs pursuant to Sections 10 and 12 for more than one hundred twenty (120) days shall lose that portion of its Entitlement Share in the Project which equals 1.25 times the total construction costs unpaid by the defaulting Participant divided by the construction costs paid by all Participants. Unless otherwise agreed among all of the non-defaulting Participants, the defaulting Participant’s Entitlement Share lost by operation of this Section 20.5 shall inure to and all costs associated therewith shall be borne by the non-defaulting Participants in the ratio each such non-defaulting Participant’s Entitlement Share bears to the total of all non-defaulting Participants’ Entitlement Shares. Nothing in this Section 20.5 shall be construed to relieve a defaulting Participant of any liability for its default, except that its obligation to make payments associated with any lost Entitlement Share shall be discharged to the extent that other Participants have made such payments.
20.6     In addition to the rights granted in this Section 20, Participants may take any action in law or equity, including an action for specific performance, to enforce the Project Agreements in accordance with the terms thereof.
20.7     Notwithstanding any other provisions of this Section 20, if Basin Electric is the Participant in default, Basin Electric shall continue to perform its duties as Project Manager and Operating Agent in accordance with the Project Agreements until removed pursuant to Section 23.
21.     RESOLUTION OF DISPUTES:
21.1     Any dispute, including but not limited to votes taken by the Management Committee with which a Participant does not agree, arising under the Project Agreements between or among any of the Participants shall first be submitted to the Management Committee for mediation by giving notice in writing to all Participants describing the dispute, the issue or issues to be resolved and any special time restrictions on resolution of the dispute. If unresolved by the Management Committee within thirty-five (35) days following notice to the Participants, any Participant shall have the right to submit the dispute to the Administrator, by service upon him and all other Participants of notice thereof similar in form to that accompanying submission of the dispute to the Management Committee, for mediation by him or his designee; provided, however, that if some legal requirement necessitates an earlier resolution of the dispute and the Management Committee is so notified, any Participant may submit the dispute to the Administrator before the thirty-five-day period has expired but not earlier than twenty-five (25) days before said period has expired. Fifty (50) days after the Administrator has received notice of the dispute in writing, and whether or not the Administrator or his designee has mediated said dispute, any Participant shall have the right to bring suit in a court of law or equity for a trial de novo of the dispute; provided, however, that if some legal requirement necessitates earlier resolution of the dispute, the fifty-day time period for mediation by the Administrator or his designee shall be shortened accordingly.
21.2     The rights and remedies of the Participants as set forth in this Agreement shall not be exclusive, except where otherwise indicated, and shall be in addition to all other rights of the Participants either at law or in equity.
22.     ACTIONS PENDING RESOLUTION OF DISPUTES:
22.1     Irrespective of the pendancy of any dispute, the Project Manager or Operating Agent shall proceed with Project Work in accordance with the Project Agreements and the Participants shall advance the funds required to perform such Project Work in accordance with the applicable provisions of the Project Agreements.
22.2     In the event it is determined by mediation or otherwise that a protesting Participant is entitled to a refund of all or any portion of a disputed payment or payments with interest if applicable or is entitled to the payment of actual damages incurred in connection with a non-monetary default, then, upon such determination being made, the Project Manager or Operating Agent, as the case may be, shall pay such amount to the protesting Participant.
23.     RESIGNATION OR REMOVAL OF PROJECT MANAGER OR OPERATING AGENT:
23.1     The Project Manager and Operating Agent shall serve as such during the term of and pursuant to this Agreement or until either one resigns by giving written notice to the Participants at least one year in advance of the date of resignation, or until receipt by either one of notice of its removal following the issuance by the Management Committee of the notice provided for in Section 23.2 hereof.
23.2     If the Project Manager or Operating Agent shall fail to remedy any act of default within a reasonable time following a final decision or order made in accordance with the provisions of this Agreement that the Project Manager or Operating Agent is in default, then the Management Committee may cause the Project Manager or Operating Agent to be removed by serving written notice of removal upon the Project Manager or the Operating Agent as the case may be.
23.3     Prior to the acceptance of a resignation submitted by the Project Manager or Operating Agent, or prior to the removal of either one of them, the Participants shall by written agreement designate a new Project Manager or Operating Agent, as the case may be. Acceptance by the new Project Manager or Operating Agent of its appointment as such shall constitute its agreement to perform the obligations of said position pursuant to this Agreement.
24.     RELATIONSHIP OF PARTICIPANTS:
24.1     The covenants, obligations and liabilities of the Participants are intended to be several and not joint or collective and, except as expressly provided in the Project Agreements, nothing herein contained shall ever be construed to create an association, joint venture, trust or partnership, or to impose a trust or partnership covenant, obligation or liability on or with regard to any one or more of the Participants. Each Participant shall be individually responsible for its own covenants, obligations and liabilities as herein provided. No Participant shall be the agent of or have a right or power to bind any other Participant without its express written consent, except as provided in the Project Agreements.

25.     EQUAL OPPORTUNITY:
25.1     During the term of this Agreement, the Project Manager and the Operating Agent (hereinafter in this Section 25 referred to collectively as the “Contractor”) agree as follows:
25.1.1     The Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. The Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to, the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided setting forth the provisions of this nondiscrimination clause.
25.1.2     The Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.
25.1.3     The Contractor will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided advising the said labor union or workers’ representative of the Contractor’s commitments under this Section 25 and shall post copies of the notice in conspicuous places available to employees and applicants for employment.
25.1.4     The Contractor will comply with all provisions of Executive Order 11246 of September 24, 1965, and the rules, regulations and relevant orders of the Secretary of Labor.
25.1.5     The Contractor will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by rules, regulations and orders of the Secretary of Labor issued pursuant thereto, and will permit access to its books, records and accounts by the administering agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.
25.1.6     In the event of the Contractor’s noncompliance with the nondiscrimination clauses of this Agreement or with any of the said rules, regulations or orders, this Agreement may be canceled, terminated or suspended in whole or in part and the Contractor may be declared ineligible for further government contracts or federally assisted construction contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in the said Executive Order or by rule, regulation or order of the Secretary of Labor, or as otherwise provided by law.
25.1.7     The Contractor will include the provisions of Sections 25.1.1 through 25.1.7 hereof in every subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as the administering agency may direct as a means of enforcing such provisions, including sanctions for noncompliance; provided, however, that in the event a Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the administering agency, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

26.     UNCONTROLLABLE FORCES:
26.1     No Participant, Project Manager or Operating Agent shall be considered to be in default in the performance of any of its obligations under the Project Agreements (other than obligations of said Participant to pay monies under the Project Agreements) when a failure of performance shall be due to uncontrollable forces. The term “uncontrollable forces” shall be any cause beyond the control of the Participant affected, including but not restricted to an act of God, failure of or threat of failure of facilities, flood, earthquake, storm, fire, lightning, epidemic, war, riot, civil disturbance or disobedience, labor dispute, labor or material shortage, shortage of railroad cars, sabotage, pestilence, restraint by court order or public authority, and action or non-action by or failure to obtain the necessary authorizations or approvals from any governmental authority, which by exercise of due diligence such Participant could not reasonably have been expected to avoid and which by exercise of due diligence it shall be unable to overcome. Nothing contained herein shall be construed to require a Participant to settle any strike or labor dispute in which it may be involved. Any Participant rendered unable to fulfill any of its obligations under the Project Agreements by reason of uncontrollable forces shall give prompt written notice of such fact to the other Participants and shall exercise due diligence to remove such inability with reasonable dispatch.
27.     GOVERNING LAW
27.1     Except as otherwise required by law, this Agreement shall be governed by the laws of the state of Wyoming.
28.     BINDING OBLIGATIONS:
28.1     All of the obligations set forth in the Project Agreements shall bind the Participants and their successors and assigns, and such obligations shall run with the Participants’ rights, titles and interests in the Project and with all of the interests of each Participant in the Project Agreements; provided that any mortgagee, trustee or secured party shall not be obligated for obligations arising prior to taking of possession or the initiation of remedial proceedings, whichever occurs first, other than obligations to the Participants under this Agreement.
29.     PROJECT AGREEMENTS:
29.1     The Participants agree to negotiate in good faith and to proceed with diligence to enter into all of the Project Agreements among the Participants and between the Participants and other entities.
29.2     It is acknowledged by the Participants that one or more of the Project Agreements to which all Participants are parties may contain provisions which are in conflict with or contrary to the terms of this Agreement, and any such provision in such a Project Agreement executed subsequent to the execution of this Agreement shall be deemed to supersede, amend or modify any conflicting or contrary provision herein. The agreement of the Participants to supersede, amend or modify the terms hereof shall constitute the legal consideration to support such change in the legal rights and obligations of the Participants.
30.     EFFECTIVE DATE, TERM AND RIGHTS OF PARTICIPANTS UPON TERMINATION:
30.1     This Agreement shall become effective only when it has been duly executed and delivered on behalf of all of the Participants and approved by the Administrator and by all regulatory agencies which have jurisdiction. This Agreement shall have a term of fifty (50) years from its effective date; provided, however, in no event shall the term of this Agreement exceed a period commencing on the effective date of this Agreement and which shall end twenty years and eleven months after the date of the death of John J. Conway of Denver, Colorado, Donald R. Allen of Washington, D.C. and Norman M. Krivosha of Lincoln, Nebraska, and those of their descendants who are living upon the effective date of this Agreement.

30.2     Upon termination of this Agreement the facilities comprising the Project shall be disposed of in a manner to be mutually agreed upon by the Participants and in accordance with then applicable federal, state and local laws, ordinances and regulations.
31.     ACQUISITION OF INTERESTS:
31.1     Any Participant which acquires an interest in any real or personal property or contract which is part of the Project shall transfer and assign an undivided interest therein to the other Participants so that the ownership and rights of the Participants in such property or contract shall be as provided for in the Project Agreements.
32.     NOTICES:
32.1     Except as set forth in Section 32.2 hereof, any notice, demand or request provided for in the Project Agreements shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:
Basin Electric Power Cooperative,
Attn: General Manager,
316 No. 5th St.,
Bismarck, North Dakota 58501
Tri-State Generation And Transmission Association, Inc.,
Attn: Executive Vice-President,
P.O. Box 29198,
Denver, Colorado 80229
Missouri Basin Public Power Financing Corporation,
Attn: General Manager,
707 E. 41st St.,
Sioux Falls, South Dakota 57105
Lincoln Electric System,
Attn: Administrator,
1401 “0” Street,
Lincoln, Nebraska 68501
Heartland Consumers Power District,
Attn: General Manager,
Drawer E,
Madison, South Dakota 57042
Wyoming Municipal Electric Joint Powers Board,
Attn: Executive Director,
3 E. 3rd,
Lusk, Wyoming 82225
32.2     Informal communications of a routine nature involving committee matters shall be given in such manner as the committee shall arrange.
32.3     Any Participant may, at any time, by written notice to all other Participants, designate different or additional persons of different addresses for the giving of notices hereunder.
32.4     The Project Manager or the Operating Agent shall provide to each Participant a copy of any notice, demand or request given or received by it in connection with any of the Project Agreements.

33.     ENVIRONMENTAL PROTECTION:
33.1     The Participants hereby covenant with one another that in the construction and operation of the Station they shall install and operate or cause to be installed and operated air quality and water quality control equipment, and that they shall design and construct that portion of the Transmission System to be designed and constructed by them in conformance with the environmental criteria for electric transmission systems which were developed and published jointly during 1970 by the United States Department of the Interior and the United States Department of Agriculture, and in accordance with 43 CFR 2851.2-1.
33.2     The Participants, in recognition of all applicable federal, state, and local laws, orders and regulations relating to environmental protection, with which they intend to and shall fully comply in the construction and operation of the Project, hereby further agree as set forth in Sections 33.3 through 33.5 hereof.
33.3     The Participants shall install and operate or cause to be installed and operated facilities and equipment to comply with applicable federal, state, and local laws, regulations and standards for the control of emissions. The design of the Project will, to the extent practicable, provide for the future installation of any equipment or facilities required to comply with said federal, state or local laws, regulations, or standards. Stack designs and the design of such equipment and of other plant features that may affect air quality control, and plans and facilities for control and disposal of waste materials or residue from burned fuel shall achieve compliance with the obligations herein set out and shall be submitted to the Administrator in advance of construction, installation, removal, or modification thereof. The Administrator shall be given an opportunity to review and comment in writing on the aforesaid designs, plans, equipment or features, or a major modification or supplementation thereof, within sixty (60) days after such submissions. Notwithstanding such opportunity for review by the Administrator, it is the Participants’ responsibility to install such facilities and to operate them in such a manner as to comply with the standards set forth herein.
33.3.1     In the operation of the Station, the Participants will make or cause to be made such tests and measurements and keep or cause to be kept such records as will enable them to make reports to the Administrator and other regulatory agencies relating to the operation and efficiency of the air quality control equipment at such intervals as may be mutually agreed upon, but not less than once annually. The tests and measurements will be made in conformance with applicable laws.
33.3.2     The Participants, during normal working hours, will permit access to, and inspection and copying of, all records relating to air quality control, by official and regularly employed representatives or professionally employed consultants of the Administrator and regulatory agencies having jurisdiction, and will also permit such persons to enter upon and inspect any facilities of the Project affecting air quality control.
33.4     The Participants shall install and operate or cause to be installed and operated as part of the Project such waste water and waste material control, and sewage control and disposal facilities, as are necessary to comply with all applicable federal, state and local laws, orders and regulations.
33.4.1     Designs and plans for water quality control equipment and other plant features that may be related to the control of water quality, and facilities for the disposal of waste water, waste materials, sewage control and disposal and other plant features installed to control water quality under Section 33.4 hereof, shall be submitted to the Administrator in advance of construction, installation, removal, or major modification thereof. The Administrator shall be given an opportunity to review and comment in writing on the aforesaid designs, plans, equipment or features, or a major modification or supplementation thereof, within sixty (60) days after such submission. Notwithstanding such opportunity to review and comment by the Administrator, it is the Participants’ responsibility to install such facilities and operate them in such a manner as to comply with the standards set forth herein.
33.4.2     During normal working hours, official and regularly employed representatives or professionally employed consultants of the Administrator and regulatory agencies having jurisdiction shall have access to and the right to inspect and to copy all records relating to water quality control, and such representatives and consultants also shall have the right to enter upon and inspect any facilities of the Project affecting water quality control.
33.5     The Participants shall take appropriate measures to minimize the effect of the Station on the environment and shall recognize and consider the ecology of the area in the design of the Station. In developing plans for appurtenant buildings, substations, and coal and water handling facilities, due consideration will be given to minimizing adverse effects to the terrain on which they are located.
34.     MISCELLANEOUS PROVISIONS:
34.1     No Participant shall be required as a condition of this Agreement to maintain any specific reserves to support its Entitlement, but it may maintain such reserves as it deems appropriate or necessary. The consequences of a Participant’s failure to provide adequate reserves shall be borne by such Participant and shall not result in Project Liability.
34.2     Each Participant agrees, upon request by the Management Committee, or Project Manager or Operating Agent, to make, execute and deliver any and all documents reasonably required to implement the Project Agreements.
34.3     The captions and headings appearing in the Project Agreements are inserted merely to facilitate reference and shall have no bearing upon the interpretation thereof.
34.4     Each term, covenant and condition of the Project Agreements is deemed to be an independent term, covenant and condition, and the obligation of any Participant to perform all of the terms, covenants and conditions to be kept and performed by it is not dependent on the performance by the other Participants of any or all of the terms, covenants and conditions to be kept and performed by them.
34.5     In the event that any of the terms, covenants or conditions of any of the Project Agreements, or the application of any of such terms, covenants or conditions, shall be held invalid as to any person or circumstances by any court having jurisdiction in the premises, the remainder of such Project Agreement, and the application of its terms, covenants or conditions to such persons or circumstances shall not be affected thereby.
34.6     The Project Agreements shall be subject to the authority of any regulatory agency having jurisdiction thereover and to approval by the Administrator.
34.7     Any waiver at any time by any Participant of its rights with respect to a default or any other matter arising in connection with this Agreement shall not be deemed a waiver with respect to any subsequent default or matter.
34.8     The Participants shall not, without approval in writing by the Administrator, construct any facilities which will involve any districts, site, building, structure or object which is included in the National Register of Historic Places, maintained by the Secretary of the Interior pursuant to the Historic Sites Act of 1935 and the National Historic Preservation Act.
34.9     The Participants shall use or cause to be used such unmanu-factured articles, materials and supplies as have been mined or produced in the United States, and only such manufactured articles, materials and supplies as have been manufactured in the United States substantially all from articles, materials, or supplies mined, produced or manufactured, as the case may be, in the United States, except to the extent the Administrator shall determine that such use shall be impracticable or that the cost thereof shall be unreasonable.
34.10     Nothing contained in the Project Agreements shall (a) relieve Tri-State or Basin Electric from complying in all respects with each of their Financing Instruments, or (b) obligate either Basin Electric or Tri-State to perform any act or refrain from acting if Basin Electric or Tri-State would thereby violate any provision of the Financing Instruments or the Rural Electrification Administration Act of 1936, as amended (7 U.S.C. 901 et seq.), or (c) be construed to make any Participant other than Basin Electric or Tri-State a party to or bound to perform under any of the Financing Instruments. In consideration of the approval by the Administrator of this Agreements, each Participant agrees that (a) none of the Project Agreements shall be amended, supplemented, waived or terminated without the prior approval in writing by the Administrator, and (b) the Project Agreements may be enforced by the Administrator on behalf of Basin Electric or Tri-State.
34.11     Except as set forth in Exhibit E, each Participant shall be responsible for obtaining, at its own expense, its required authorizations and approvals, if any, relating to its participation in the ownership, construction, reconstruction, operation, maintenance or use of the Project and to its performance of the provisions of this Participation Agreement, from federal, state or local regulatory authorities having jurisdiction to issue such authorizations and approvals, and each Participant shall keep the Project Manager or Operating Agent, as the case may be, informed of its applications therefor and authorizations issued in connection therewith. All costs of any of the Participants in securing appropriate permits for the Project as a whole, such as siting council permits, regulatory agency permits, water permits, and environmental permits, etc., shall be considered Project costs and shall be shared by the Participants in the ratio of their respective Entitlement Shares.
34.12     Each of the Participants, as well as the Project Manager and the Operating Agent, will keep its books and records insofar as the Project is concerned, in accordance with Accounting Practice.
34.13     Exhibits A, B, C, D, E and F are attached hereto and made a part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 13th day of November, 1975.

(SEAL)	BASIN ELECTRIC POWER COOPERATIVE
	By	/s/ Arthur Jones
President
ATTEST:
/s/ Dennis Lindberg
Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	ss.
COUNTY OF BURLEIGH	)
On the 13th day of November month A.D. I975 before me personally appeared Arthur Jones to me personally known, who, having been by me first duly sworn, did say: that he is the President of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Arthur Jones acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Micheal J. Herriman
(SEAL)	Notary Public
My Commission expires: December 19, 19

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 10th day of December, 1975.

(SEAL)	TRI-STATE GENERATION AND TRANSMiSSION ASSOCIATION, INC.
	By	/s/ Everett B. Chesney
ATTEST:	President
/s/ E.A. Geesen
Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 10th day of December month A.D. 1975 before me personally appeared Everett B. Chesney to me personally known, who, having been by me first duly sworn, did say: that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Everett B. Chesney acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/
(SEAL)	Notary Public
My Commission expires: May 8, 1978

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 8th day of December, 1975.

(SEAL)	MISSOURI BASIN PUBLIC POWER FINANCING CORPORATION
	By	/s/ Leo H. Miller
President
ATTEST:
/s/ Allen Roor
Secretary
ACKNOWLEDGMENT

District of	)
	)	SS.
Columbia	)
On the 8th day of the twelfth month A.D. 1975 before me personally appeared Leo H. Miller to me personally known, who, having been by me first duly sworn, did say: that he is the President of Missouri Basin Public Power Financing Corporation, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Leo H. Miller acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Ellen J Lawler
(SEAL)	Notary Public
My Commission expires: October 31, 1979

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 4th day of December, 1975.

CITY OF LINCOLN, NEBRASKA
	By	/s/ Walter A Canney
Administrator
ATTEST:	Lincoln Electric System
/s/
Assistant Secretary
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 4th day of December A.D. 19775 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say: that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that· said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Walter A. Canney acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ C.V. Sullivan
(SEAL)	Notary Public
My Commission expires: December 20, 1977

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 23th day of September, 1975.

(SEAL)	HEARTLAND CONSUMERS POWER DISTRICT
	By	/s/ Hilmar A. Wahl
ATTEST:	President
/s/ Leo P. Flynn
Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 23rd day of September, 1975, before me V.A.Horner, the undersigned officer, personally appeared Hilmar A. Wahl, President of Heartland Consumers Power District, and Leo P. Flynn, Secretary of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and official seal.

/s/ V.A. Horner
Notary Public, State of South Dakota
(SEAL)	My Commission expires:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 20th day of November, 1975.

(SEAL)	WYOMING MUNICIPAL ELECTRIC JOINT POWERS BOARD
ATTEST:	By	/s/ George Frank
President
/s/
Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 20th day of November A.D. 1975 before me personally appeared George Frank to me personally known, who, having been by me first duly sworn, did say: that he is the President of Wyoming Municipal Electric Joint Powers Board, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said George Frank acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Geroge A. Clarke
(SEAL)	Notary Public
My Commission expires: 4-12-76

INDEX TO EXHIBITS

1

EXHIBIT A
DESCRIPTION OF THE PROJECT
The Project shall consist of the following:
A-1     THE STATION
A-1.1     Parcels of land located in Albany and Platte Counties, Wyoming, as shown on Exhibit B and generally referred to as the Laramie River Plant Site and Grayrocks Dam and Reservoir.
A-1.2     Three steam electric generating units (Unit 1, Unit 2, and Unit 3), which shall have a nameplate rating of 570,000 kW each and shall be tandem-compound, four flow, single reheat, turbine-generator units with initial steam conditions of 2400 psi and 1000 F. and reheat to 1000 F. and designed to take steam from three pulverized coal-fired steam generator units.
A-1.3     All auxiliary equipment associated with said units.
A-1.4     An administration building, machine shop and warehouse.
A-1.5     A reservoir, pumping station and all associated equipment.
A-1.6     345 kV step-up transformers and all equipment associated therewith up to the point where the leads from the said transformers terminate at the dead-end structure in the 345 kV switchyard.
A-1.7     Standby auxiliary power transformation equipment and related facilities.
A-1.8     Plant control and communication facilities and associated buildings and equipment.
A-1.9     Railroad trackage and associated lands, easements and rights-of-way.
A-2     THE TRANSMISSION SYSTEM
A-2.1     The owned facilities of the Laramie River Transmission System shall consist of the following:
A-2.1.1     Laramie River Station - Dave Johnston Power Plant, 230 kV ac transmission line, 1272 MCM single conductor, wood tower - estimated line length - 75.5 miles.
A-2.1.2     Laramie River Station - Stegall (West) Substation, 230 kV ac transmission line, 2-954 MCM conductors, steel tower - estimated line length - 60.7 miles.
A-2.1.3     Stegall (West) Substation - Sidney (West) Substation, 230 kV ac transmission line, 954 MCM single conductor, wood tower - estimated line length - 80.5 miles.
A-2.1.4     Laramie River Station - Ault Substation, 345 kV ac transmission line, 2-954 MCM conductors, steel tower -estimated line length - 108.5 miles.
A-2.1.5     Laramie River Station - Archer Substation - Story Substation, 345 kV ac transmission line, 2-954 MCM conductors, steel tower - estimated line length - 171.5 miles.
A-2.1.6     Laramie River Station - Sidney (East) Substation, 345 kV ac transmission line, 2-954 MCM conductors, steel tower - estimated line length - 120.00 miles.
2

EXHIBIT A
(continued)
A-2.1.7     Laramie River Station - Stegall (East) Substation, 345 kV ac transmission line, 2-954 MCM conductors, steel tower - estimated line length - 59.00 miles.
A-2.1.8     Stegall (East) Substation - Sidney (East) Substation, 345 kV ac transmission line, 2-954 MCM conductors, steel tower - estimated line length - 77.00 miles.
A-2.1.9     Associated facilities, land, easements and rights-of-way.
A-2.2     The contracted facilities of the Transmission System shall consist of the following:
A-2.2.1     A contract with Nebraska Public Power District for transmission service from Stegall and Sidney, Nebraska to certain specified East Side Points of Delivery in Exhibit C.
A-3     MISCELLANEOUS PROPERTY
A-3.1     A parcel of land located in Goshen County, Wyoming, as shown on Exhibit B.
A-3.2     Furniture and equipment located at the Station, in the office at Wheatland, Wyoming, and in Cheyenne, Wyoming.
A-3.3     Land and water rights associated with the Wall is Ranch and water rights associated with the Johnson Ranch.
A-3.4     R. 0. water rights associated with the Boughton Ditch. A-3.5 State of Wyoming water rights associated with the Boughton Ditch.
A-3.6     Coal rights as set forth in the Fuel Supply Contract with Western Fuels.
3

EXHIBIT B

R 68 W
R 66 W
T 26 N
T 25 N
T 24 N
Johnson
Ranch Area
(WATER RIGHTS)
Existing Colorado
and Southern
Railroad
Power Plant Site
Site Access Spur
Grayrocks
Dam & Reservoir
LARAMIE
RIVER
NORTH LARAMIE RIVER
CREEK
CHUGWATER
Wheatland
219
25
T 20 N
State Of
Wyoming
(WATER
RIGHTS)
Laramie
River
RO
(WATER RIGHTS)
WALLIS RANCH
AREA
(Water Rights)
R 74 W
R 73 W

4

EXHIBIT C
POINTS OF DELIVERY
C-1     WEST SIDE TRANSMISSION DELIVERY POINTS
Capacity and Energy will be delivered from the Transmission System at the following points and at the indicated voltages:
C-1.1     Stegall (Nebraska) Substation - 230 kV
●     Basin Electric, Tri-State, Wyoming Board
C-1.2     Dave Johnston Station (Wyoming) Substation - 230 kV
●     Basin Electric, Tri-State Wyoming Board
C-1.3     Sidney (Nebraska) Substation - 230 kV
●     Basin Electric, Tri-State, Wyoming Board
C-l.4     Ault (Colorado) Substation - 230, 345 kV
●     Basin Electric, Tri-State, Wyoming Board
C-1.5     Story (Colorado) Substation - 230, 345 kV
●     Basin Electric, Tri-State, Wyoming Board
C-1.6     Laramie River Station (Wyoming) Substation - 69 kV
●     Basin Electric, Tri-State, Wyoming Board
C-1.7     Archer (Wyoming) Substation - 230 kV */
●     Basin Electric, Tri-State, Wyoming Board
C-2     EAST SIDE TRANSMISSION POINTS OF DELIVERY
Capacity and Energy will be delivered from the Transmission System at the following points:
C-2.1     The high voltage points of interconnection between the Nebraska Public Power District’s transmission system and the Joint Transmission System presently operated by the United States Bureau of Reclamation
●     Heartland Consumers Power District, Missouri Basin Municipal Power Authority
*/ This Delivery Point ceases to exist on the Date of Commercial Operation of the third Station Unit and energization of the 345 kV transmission line between the Station and Story (Colorado) Substation.
5

EXHIBIT C
(continued)
C-2.2     The high voltage points of interconnection between the Nebraska Public Power District’s transmission system and Lincoln Electric System
●     Lincoln Electric System.
6

EXHIBIT D
SCHEDULE OF CONSTRUCTION DATES

	Scheduled	Scheduled
	Start-up	Date of Commercial
Laramie River Station	Date	Operation
Unit No. 1	October 1, 1979	January 1, 1980
Unit No. 2	April 1, 1980	June 1, 1980
Unit No. 3	April 1, 1983	June 1, 1983

Transmission System	Energization For Test Date	Scheduled Date of Commercial Operation
Laramie River Station
-Dave Johnston Station	NA	April 1, 1978
Laramie River Station-Archer Substation
-Story Substation	NA	April 1, 1978
Stegall (West) Substation
-Sidney (West) Substation	October 1, 1979	January 1, 1980
Stegall (East) Substation
-Sidney (East) Substation	October 1, 1979	January 1, 1980
Laramie River Station
-Stegall (West) Substation	October 1, 1979	January 1, 1980
Laramie River-Sidney (East) Substation	March 1, 1980	June 1, 1980
Laramie River-Stegall (East) Substation
-Sidney (East) Substation	March 1, 1980	June 1, 1980
Laramie River-Ault Substation	March 1, 1983	June 1, 1983

7

EXHIBIT E
CONSTRUCTION COSTS
Construction costs of the Project provided for in Section 10 of the Agreement shall be those costs set forth in this Exhibit E.
E-1     COMPONENTS OF CONSTRUCTION COSTS
Construction costs of the Project to be shared by the Participants in accordance with Section 10 of the Agreement shall include all amounts paid and obligations incurred (other than allowance for funds used during construction) for acquisition and construction of the Project, including but not limited to the following:
E-1.1     All costs of labor performed or materials and supplies furnished under contract by companies, firms or individuals, other than the Project Manager, together with the costs incident to the award of such contracts, and the inspection of such work for the Project.
E-1.2     All costs and expenses of employees of the Project Manager while engaged in construction of the Project, together with related Workmen’s Compensation Insurance, payroll taxes and similar items of expense.
E-1.3     All costs of materials and supplies furnished by the Project Manager and consumed during the performance of Project Work, including the purchase price at the point of free delivery plus customs duties, excise taxes, inspection costs, loading and transportation costs, related storage expenses and all costs of fabricated materials from the shops of the Project Manager.
E-1.4     All costs of transporting employees, materials and supplies, tools, purchased equipment, and other work equipment to and from points of construction for Project Work.
E-1.5     All costs of labor, materials and supplies, depreciation, and other expenses incurred in the maintenance, operation and use of special machines, provided by the Project Manager for Project Work, including expenditures for rental, maintenance and operation of machines of others.
E-1.6     All costs of protecting the Project from fire or other casualties and all costs of preventing damages to others, or to the property of others, including all costs of insurance, discovery or extinguishment of fires, apprehending and prosecuting incendiaries, fire protection, and other analogous items in connection with Project Work.
E-1.7     All costs or losses in connection with Project Liability pursuant to Section 19 of the Agreement. Insurance recovered or recoverable on account of compensation paid for injuries to persons incident to construction of the Project shall be credited to the account or accounts to which such compensation is charged.
E-1.8     All costs incurred in securing temporary privileges, permits or rights in connection with construction of the Project such as for the use of private or public property, streets or highways.
E-1.9     All amounts paid for the use of construction quarters and office space occupied by construction forces, amounts properly includable in construction costs for such facilities jointly used for the Project, and amounts paid to alleviate the impact of the Project in the vicinity of the Station.
E-1.10     Administrative and general expenses of the Project Manager, as more specifically described in Section E-2.
8

EXHIBIT E
(continued)
E-1.11     All costs and expenses, including those of outside consultants and attorneys, incurred by the Project Manager or by other Participants with the approval of the Project Manager in regard to land and water rights, fuel requirements and supplies, governmental and other authorizations for the Project and for the preparation of other agreements related to Project Work. All Participants anticipating such costs and expenses shall submit an estimate of such costs and expenses to the Project Manager for approval in accordance with Sections 10 and 12 of the Agreement. Any Participant incurring such approved costs and expenses shall bill the Project Manager therefor.
E-1.12     All federal, state or local taxes of any character imposed upon the Project or incurred in connection with Project Work, except any tax assessed directly against an individual Participant, in which case such tax shall be shared in accordance with Section 13 of the Agreement.
E-1.13     All costs of operation and maintenance of the Project during the start-up period, including the cost of fuel, and the cost of all operation and maintenance expenses (exclusive of the cost of maintenance performed by the engineer-constructor start-up crews).
E-2     ADMINISTRATIVE AND GENERAL EXPENSES OF PROJECT MANAGER
All administrative and general expenses of the General Office of the Project Manager, including the departments of General Manager, Wyoming offices, General Counsel, Engineering, Accounting, Information, Environmental, and other departments, incurred in connection with Project Work, shall be accounted for by the Project Manager by a proper allocation of the administrative and general expenses of the General Office of the Project Manager, by appropriate accounting records and procedures. Such accounting shall include a listing of positions of the General Office of the Project Manager which have allocated time and expense to the Project, the basis for such allocations, reasonable details to support the allocation of administrative and general expenses outlined above and reasonable details of the Project Manager’s total payroll overhead and total payroll costs. Those administrative and general expenses related to Project Work shall be included in the construction costs in accordance with Section E-1.10 and shall include but not be limited to the following:
E-2.1     All compensation, including salaries, fees and other consideration for services of directors, officers, executives and other employees of the Project Manager, properly chargeable to Project Work.
E-2.2     The cost of all office supplies and expenses incurred in connection with the general administration of the administrative and general operations of the Project Manager which are related to Project Work.
E-2.3     All fees and expenses of professional consultants and others for professional services in connection with accomplishment of Project Work, including the pay and expenses of persons engaged for a special or temporary administrative or general purpose in circumstances where the person so engaged is not considered as an employee of the Project Manager but is engaged for the performance of Project Work.
E-2.4     Payroll taxes applicable to the administrative and general salaries provided for under this Section.
E-2.5     Compensation insurance applicable to the administrative and general salaries provided for in this Section.
E-2.6     Pensions and benefits applicable to the administrative and general salaries provided for in this Section.
E-2.7     Customary labor loading charges applicable to administrative and general expenses, properly chargeable to Project Work, including department overheads, time-off allowances, office space and utilities.
9

EXHIBIT E
(continued)
E-3     SYSTEM OF ACCOUNTS
The Project Manager shall use FPC Accounts, as modified by the bulletins and directives of the Rural Electrification Administration, with appropriate subaccounts, to account for all construction costs.
E-4     NO ADDITIONAL COMPENSATION FOR PROJECT MANAGER OR OTHER PARTICIPANTS
The Project Manager and other Participants shall not be entitled to a fee, price, percentage or any other compensation, over and above the costs of services rendered by them in the performance of Project Work.
10

EXHIBIT F
OPERATION AND MAINTENANCE COSTS
Operation and maintenance costs of the Project provided for in Section 11 of the Agreement shall be those costs set forth in this Exhibit F.
F-1     COSTS TO BE SHARED IN PROPORTION TO ENTITLEMENT SHARES
The operation and maintenance costs of the Project to be shared by the Participants in proportion to their Entitlement Shares in accordance with Section 11 of the Agreement shall include all amounts paid and obligations incurred for Project Work approved in accordance with Section 11 of the Agreement for operation and maintenance of the Project, including but not limited to the following:
F-1.1     All costs of labor and expenses incurred in the general supervision and direction of operation of the Project, including station operation, line operation, etc.
F-1.2     All costs and expenses of employees of the Operating Agent, and all materials used and expenses incurred, in the production of steam for electric generation at the Station and in the operation and maintenance of the Transmission System.
F-1.3     All costs of labor and material used in operating prime movers, generators, and their auxiliary apparatus including pollution control equipment, switch gear and other electric equipment to the generator side of the transformer at the Station for conversion to transmission voltage, and water storage and supply facilities.
F-1.4     All costs of renting property of others used, occupied or operated in connection with steam power generation and the transmission of Capacity and Energy from the Station.
F-1.5     All costs of labor and expenses incurred in the general supervision and direction of maintenance of the Project.
F-1.6     All costs of maintenance of steam structures, including labor and materials used and expenses incurred in the maintenance of the Station.
F-1.7     All costs of labor and materials used and expenses incurred in the maintenance of electric plant, engines, engine-driven generators, turbo-generator units, accessory electric equipment and pollution control equipment and water storage and supply facilities.
F-1.8     All costs of labor and materials used and expenses incurred in maintenance of miscellaneous steam generating plant.
F-1.9     All costs of labor and materials used and expenses incurred in load dispatching operations pertaining to the transmission of Capacity and Energy from the Station, including switching, arranging and controlling clearances for construction, maintenance, test, and emergency purposes, controlling system voltages, communications systems and services provided for system control purposes, system record and report forms, and the obtaining of weather and special events reports.
F-1.10     All costs of labor and materials used and expenses incurred in operating transmission substations and switching stations, including super-vision, adjustment of equipment, inspecting, testing and calibrating equipment, maintaining logs and records, preparing reports, security of areas, and care of grounds, operating
11

EXHIBIT F
(continued)
supplies such as lubricants, commutator brushes, rubber goods, meter and instrument supplies, report forms, tool expense, and transportation, lodging and meal expense of employees incident to necessary travel.
F-1.11     All costs of the transmission of Capacity and Energy from the Station over transmission facilities owned by others.
F-1.12     All costs of labor and materials used and expenses incurred in maintaining transmission structures, improvements, substations, station equipment, overhead lines, and all other work in connection with the operation and maintenance of the Transmission System.
F-1.13     All costs of insurance purchased by the Operating Agent in connection with the operation of the Project, including Workmen’s Compensation, comprehensive bodily injury, personal injury and property damage liability, automobile liability, employer’s liability, employees’ blanket fidelity bond, broad form steam turbine and machinery breakdown insurance, broad form boiler and pressure vessel insurance, physical damage insurance, and such other insurance coverages as are normally carried by utilities with facilities similar to the Project.
F-1.14     All costs, including those of outside consultants and attorneys, incurred by the Operating Agent in the operation of the Project.
F-1.15     All federal, state or local taxes of any character imposed upon the operation of the Project, except any tax assessed directly against an individual Participant, in which case such tax shall be shared in accordance with Section 13 of the Agreement.
F-1.16     All administrative and general expenses of the General Office of the Operating Agent, including the departments of General Manager, Wyoming offices, General Counsel, Engineering, Accounting, Information, Environmental and other departments, incurred in connection with the operation and maintenance of the Project, shall be accounted for by the Operating Agent by a proper allocation of the administrative and general expenses of the General Office of the Operating Agent, by appropriate accounting records and procedures. Such accounting shall include a listing of positions of the General Office of the Operating Agent which have allocated time and expense to the operation and maintenance of the Project, the basis for such allocations, reasonable details to support the allocation of administrative and general expenses outlined above and reasonable details of the Operating Agent’s total payroll overhead and total payroll costs. Those administrative and general expenses related to the Project which shall be included in operation and maintenance costs shall include but not be limited to the following:
F-1.16.1     All compensation, including salaries, fees and other consideration for services of directors, officers, executives and other employees of the Operating Agent, properly chargeable to operation and maintenance of the Project.
F-1.16.2     The cost of all office supplies and expenses incurred in connection with administrative and general operations of the Operating Agent which are related to operation and maintenance of the Project.
F-1.16.3     All fees and expenses of professional consultants and others for professional services in connection with accomplishment of operation and maintenance of the Project, including the pay and expenses of persons engaged for a special or temporary administrative or general purpose in circumstances where the person so engaged is not considered as an employee of the Operating Agent but is engaged for the performance of operation and maintenance of the Project.
12

EXHIBIT F
(continued)
F-1.16.4     Payroll taxes applicable to the administrative and general salaries provided for under this Section.
F-1.16.5     Compensation insurance applicable to the administrative and general salaries provided for in this Section.
F-1.16.6     Pensions and benefits applicable to the administrative and general salaries provided for in this Section.
F-l.16.7     Customary labor loading charges applicable to administrative and general expenses, properly chargeable to operation and maintenance of the Project, including department overheads, time-off allowances, office space and utilities.
F-2     COSTS TO BE SHARED IN PROPORTION TO GENERATION SCHEDULED AND ENERGY PRODUCED
The Energy-Related Costs of the Project to be shared by the Participants in accordance with Section 11.2 of the Agreement, shall include but not be limited to the following:
F-1.2     All costs of fuel consumed in the production of Energy at the Station.
F-2.2     All costs of supervising the purchasing and handling of fuel, including routine fuel analyses, unloading from shipping facilities and putting in storage, moving from storage to hopper or first bunker of boiler-house structure, operation of mechanical equipment utilized in the handling of fuel, all materials, tools, lubricants and other supplies for fuel handling equipment, and all stores expenses in connection with handling of fuel.
F-2.3     All operating, maintenance and depreciation expenses and ad valorem taxes on fuel handling or transportation equipment.
F-2.4     All costs of fuel transportation, other than fixed fuel transportation costs, ash disposal, and disposal of other residues of operation of the Project, including fly ash, chemicals, and all other substances directly relating to the production of Energy.
F-3     SYSTEM OF ACCOUNTS
The Operating Agent shall use FPC Accounts, as modified by the bulletins and directives of the Rural Electrification Administration, with appropriate subaccounts, to account for all operation and maintenance costs of the Project.
F-4     NO ADDITIONAL COMPENSATION FOR OPERATING AGENT OR OTHER PARTICIPANTS
The Operating Agent and other Participants shall not be entitled to a fee, price, percentage or other compensation, over and above the costs of services rendered by them in the performance of operation and maintenance of the Project.
13

Execution Version
MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 1
AGREEMENT, dated as of March 15, 1977, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); MISSOURI BASIN PUBLIC POWER FINANCING CORPORATION, an Iowa non-profit corporation (“Corporation”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the state of South Dakota (“Heartland”); and WYOMING MUNICIPAL ELECTRIC JOINT POWERS BOARD, a joint powers board of the state of Wyoming (“Wyoming Board”);
WITNESSETH:
WHEREAS, the parties hereto have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement” (“Participation Agreement”),

executed on various dates during the months of November and December, 1975;
WHEREAS, the parties have agreed to amend the Participation Agreement in the manner set forth herein;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.     Section 15.4 of the Participation Agreement shall be amended to read as follows:
“15.4 For the purposes of this Section 15.4 the Project Manager shall serve written notice on the Participants of the anticipated date of execution of the first major equipment purchase contract for the third Station Unit as far in advance as possible, but not less than thirty (30) days before such anticipated date. Any Participant may transfer all, but not less than all, of its interest in the Project to the remaining Participants in the ratio that the Entitlement Share of each remaining Participant bears to the total of the Entitlement Shares of all remaining Participants, and such remaining Participants shall be obligated to purchase such interest and pay to the transferring Participant all sums contributed to the Project up to the date of transfer by the transferring Participant, provided that the transferring Participant serves written notice of its intention to transfer as provided herein at least ten (10) days prior to the anticipated date of execution of the first major equipment purchase contract for the third Station Unit, and provided further that the total payment to the transferring Participant
2

shall not exceed a total of twenty-five million dollars ($25,000,000), notwithstanding the fact that the sums contributed by the transferring Participant may have been in excess of twenty-five million dollars ($25,000,000). At least one hundred eighty (180) days prior to the date on which the intended transfer is to be consummated under this Section 15.4, the Participant desiring to transfer shall serve written notice of its intention to do so upon each of the other Participants. Such notice shall contain the proposed date of the transfer, the sums contributed by the transferring Participant as of the date of the notice, and the additional sums which the transferring Participant anticipates it will contribute up to the date on which the intended transfer is to be consummated.”
Section 2.     This agreement shall become effective only when it has been fully executed and delivered on behalf of all of the parties hereto and approved by the Administrator of the Rural Electrificiation Administration and shall remain in effect as long as the Participation Agreement is in effect.
IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day first above written.

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)	By	/s/ C. R. Thiessen
President
ATTEST:
/s/ Andrew Mork
Assistant Secretary
3

CORPORATION ACKNOWLEDGMENT

STATE OF North Dakota	)
	)	SS.
COUNTY OF Burleigh	)
On the 11th day of March, 1977 before me personally appeared C. R. Thiessen to me personally known, who, having been by me first duly sworn, did say: that he is the President of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said c. R. Thiessen acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Michael J. Herriman
(SEAL)
My Commission expires: December 19, 1980
4

HEARTLAND CONSUMERS POWER DISTRICT
(SEAL)
	By	/s/ Hilmar A. Wahl
ATTEST:	President
/s/ Leo P. Flynn
Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 5th day of May, 1977, before me personally appeared Hilmar A. Wahl, President of Heartland Consumers Power District, and Leo P. Flynn Secretary of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and official seal.

/s/ V.A. Horner
Notary Public
State of South Dakota
(SEAL)
My Commission expires: December 20, 1982
5

CITY OF LINCOLN, NEBRASKA
	By	/s/ Walter A Canney
Administrator
Lincoln Electric System
ATTEST:
/s/ Lee R. Starr
Assistant Secretary
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 23rd. day of March, 1977 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say: that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that· said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Administrator acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ C.V. Sullivan
Notary Public
(SEAL)
My Commission expires: December 20, 1977
6

MISSOURI BASIN PUBLIC POWER
Financing Corporation
(SEAL)
	By	/s/ Earl LaMaack
President
ATTEST:
/s/ Allen Roor
Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF CODINGTON	)
On the 17 day of March, 1977 before me personally appeared Earl LaMaack to me personally known, who, having been by me first duly sworn, did say: that he is the President of Missouri Basin Public Power Financing Corporation, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Earl LaMaack acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/
(SEAL)	Notary Public
My Commission expires: 6-28-82
7

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By	/s/ Everett B. Chesney
ATTEST:	President
/s/ E.A. Geesen
Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 24th day of March, 1977 before me personally appeared Everett B. Chesney to me personally known, who, having been by me first duly sworn, did say: that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Everett B. Chesney acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Donna E. Robertson
(SEAL)	Notary Public
My Commission expires: December 8, 1980
8

WYOMING MUNICIPAL ELECTRIC JOINT POWERS BOARD
(SEAL)
	By	/s/ George Frank
ATTEST:	President
/s/ George A. Clark
Asst. Secretary
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF PARK	)
On the 5th day of May, 1977 before me personally appeared George Frank to me personally known, who, having been by me first duly sworn, did say: that he is the President of Wyoming Municipal Electric Joint Powers Board, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said George Frank acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Coleane McGlothlin
(SEAL)	Notary Public
My Commission expires:

9

Execution Version
MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 2
AGREEMENT, dated as of March 16, 1977, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); MISSOURI BASIN PUBLIC POWER FINANCING CORPORATION, an Iowa non-profit corporation (“Corporation”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the state of South Dakota (“Heartland”); WYOMING MUNICIPAL ELECTRIC JOINT POWERS BOARD, a joint powers board of the state of Wyoming (“Wyoming Board”); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the state of Minnesota (“Western Minnesota”).
WITNESSETH:
WHEREAS, Basin Electric, Tri-State, the Corporation, L.E.S., Heartland and the Wyoming Board (“Original Participants”) , have entered into a document entitled “Missouri

Basin Power Project *** Laramie River Electric Generating Station and Transmission System Participation Agreement” (“Participation Agreement”), executed on various dates during the months of November and December, 1975;
WHEREAS, the Original Participants have agreed to a transfer of the Corporation’s Entitlement Share, as such term is defined in the Participation Agreement, to Heartland and Western Minnesota as evidenced by letters executed by each of the Original Participants attached hereto as Exhibit A;
WHEREAS, the Original Participants wish to amend the Participation Agreement to make Western Minnesota a party to the Participation Agreement and all other Project Agreements, as such term is defined in the Participation Agreement, and to reflect the transfer of the Corporation’s Entitlement Share to Heartland and Western Minnesota;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.     Western Minnesota shall be a party to the Participation Agreement and all other Project Agreements requiring execution by Participants and wherever used in any Project Agreement, the word “Corporation” shall be read as “Western Minnesota.”
2

Section 2.     Section 4.8 of the Participation Agreement shall be amended to read as follows:
“4.8     ENTITLEMENT SHARE: The percentage of undivided ownership of each Participant in the Project as follows:

A.	Basin Electric	=	42.27 percent
B.	Tri-State	=	24.13 percent
C.	L.E.S.	=	13.33 percent
D.	Heartland	=	11.67 percent
E.	Western Minnesota	=	7.60 percent
F.	Wyoming Board	=	1.00 percent	”
Without further amendment or change, all Project Agreements shall be construed and the terms thereof applied in a manner consistent with the foregoing change of parties and Entitlement Shares.
Section 3.     The Corporation shall no longer be a party to the Participation Agreement or any other Project Agreement.
Section 4.     The words “Missouri Basin Municipal Power Authority” in Section C-2.1 of Exhibit C of the Participation Agreement (at lines 3 and 4, page 72) shall be amended to read “Western Minnesota Municipal Power Agency”.
Section 5.     This agreement shall become effective only when it has been fully executed and delivered on behalf of all of the parties hereto and approved by the Administrator of the Rural Electrification Administration and shall remain in effect as long as the Participation Agreement is in effect.
3

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day first above written.

BASIN ELECTRIC POWER COOPERATIVE

(SEAL)	By	/s/ C. R. Thiessen
President
ATTEST:
/s/ Andrew Mork
Assistant Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
)
COUNTY OF BURLEIGH	)
On the 11th day of March, I977 before me personally appeared C. R. Thiessen to me personally known, who, having been by me first duly sworn, did say: that he is the President of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said C. R. Thiessen acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Micheal J. Herriman
(SEAL)	Notary Public
My Commission expires: December 19, 1980
4

HEARTLAND CONSUMERS POWER DISTRICT
(SEAL)
	By	/s/ Hilmar A. Wahl
ATTEST:	President
/s/ Leo P. Flynn
Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 5th day of May, 1977, before me personally appeared Hilmar A. Wahl, President of Heartland Consumers Power District, and Leo P. Flynn Secretary of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and official seal.

/s/ V.A. Horner
Notary Public
State of South Dakota
(SEAL)
My Commission expires: December 20, 1982

5

CITY OF LINCOLN, NEBRASKA

	By	/s/ Walter A Canney
Administrator
Lincoln Electric System
ATTEST:
/s/ Lee R. Starr
Assistant Secretary
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 23rd. day of March, 1977 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say: that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that· said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Administrator acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ C.V. Sullivan
Notary Public
(SEAL)
My Commission expires: December 20, 1977

6

MISSOURI BASIN PUBLIC POWER
Financing Corporation
(SEAL)
	By	/s/ Earl LaMaack
President
ATTEST:
/s/ Allen Roor
Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF CODINGTON	)
On the 17 day of March, 1977 before me personally appeared Earl LaMaack to me personally known, who, having been by me first duly sworn, did say: that he is the President of Missouri Basin Public Power Financing Corporation, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Earl LaMaack acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/
(SEAL)	Notary Public
My Commission expires: 6-28-82

7

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By	/s/ Everett B. Chesney
ATTEST:	President
/s/ E.A. Geesen
Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 24th day of March, 1977 before me personally appeared Everett B. Chesney to me personally known, who, having been by me first duly sworn, did say: that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Everett B. Chesney acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Donna E. Robertson
(SEAL)	Notary Public
My Commission expires: December 8, 1980

8

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ Robert J. Banks
ATTEST:	President
/s/ Kenneth E deVillers
Asst. Secretary
ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	SS.
COUNTY OF NEW YORK	)
On the 27th day of April, 1977 before me personally appeared Robert J. Banks to me personally known, who, having been by me first duly sworn, did say: that he is the President of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed in behalf of said agency by authority of its board of directors; and said Robert J. Banks acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Janet P. Faas
(SEAL)	Notary Public
My Commission expires: March 30, 1978

9

WYOMING MUNICIPAL ELECTRIC JOINT POWERS BOARD
(SEAL)
	By	/s/ George Frank
ATTEST:	President
/s/ George A. Clark
Asst. Secretary
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF PARK	)
On the 5th day of May, 1977 before me personally appeared George Frank to me personally known, who, having been by me first duly sworn, did say: that he is the President of Wyoming Municipal Electric Joint Powers Board, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said George Frank acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Coleane McGlothlin
(SEAL)	Notary Public
My Commission expires:

10

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 3
AGREEMENT, dated as of August 1, 1982, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation, referred to as “Basin Electric”; TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation, hereinafter referred to as “Tri-State”; CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation, operating the Lincoln Electric System, hereinafter referred to as “L.E.S.”; HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota, hereinafter referred to as “Heartland”; WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota, hereinafter referred to as “Western Minnesota”; and WYOMING MUNICIPAL ELECTRIC JOINT POWERS BOARD, a joint powers board of the State of Wyoming, hereinafter referred to as “Wyoming Board”.

WITNESSETH:
WHEREAS, the parties hereto have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement” (“Participation Agreement”), executed on various dates during the months of November and December, 1975, and taking effect as of May 25, 1977; and
WHEREAS, the parties hereto have agreed to Amendment No. 1 to the Participation Agreement dated as of March 15, 1977, and Amendment No. 2 to the Participation Agreement dated as of March 16, 1977; and
WHEREAS, with the experience the parties have gained working under this Agreement, the parties have agreed to amend the Participation Agreement a third time in the manner set forth herein; and
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.     Section 7.6 of the Participation Agreement is amended in its entirety to state:
“In the event the Operating Agent is unable to deliver a Participant’s Entitlement or any portion thereof to that Participant at its designated Points of Delivery due to the Operating Agent’s inability to transfer Capacity and Energy because of the conditions set forth in Section 7.4, the Operating Agent shall make every reasonable effort to purchase Capacity and Energy and deliver the same to such Participant at a place and in a manner to be set forth in the Operating Agreement, to be entered into among the Participants, in order to meet the schedules of Capacity and Energy established by such Participant pursuant to Section 7.1. Except as hereinafter provided in this Section 7.6, the costs incurred by the Operating Agent in making such purchase and delivery shall be treated as Energy-Related Costs except to the extent that they exceed those costs which would have been incurred had the Capacity and Energy been produced and delivered from the Station in which case such excess shall be billed to that Participant whose Entitlement Share or portion thereof the Operating Agent is unable to deliver. In the event that there is zero net output from the two Station Units interconnected to the electrical system in the western United States or there is zero net output from the Station Unit interconnected to the electrical system in the eastern United States and this condition continues for a period in excess of an initial period, the duration of which will be determined from time to time by the Management Committee, and the Operating Agent is unable to deliver the Participant’s Entitlement or any portion thereof to the Participant at its designated Points of Delivery due to the Operating Agent’s inability to transfer Capacity and Energy because of the conditions set forth in Section 7.4, the costs incurred by the Operating Agent in making such purchase and delivery of Capacity and Energy beyond such initial period shall be treated as Energy-Related Costs except to the extent that they exceed those costs which would have been incurred had the Capacity and Energy been produced and delivered from the Station, in which case such excess shall be shared by all Participants in the ratio of their Entitlement Shares.”
2.     Section 11.2 of the Participation Agreement is amended in its entirety to read as follows:
“11.2. Energy-Related Costs shall be shared by each Participant in accordance with the ratio which such Participant’s monthly BTU requirements needed to produce its net energy scheduled and produced from the Station bears to the total Participants’ monthly BTU requirements needed to produce the total net energy scheduled and produced from the Station. Such BTU requirements will be determined by utilizing efficiency calculations based on the heat rate curve of the Station Units. Such costs shall be allocated by the Operating Agent in accordance with procedures approved by the Management Committee.”
3.     Section 12.3 of the Participation Agreement is amended in its entirety to read as follows:
“12.3. At least thirty (30) but not more than sixty (60) days prior to the effective date of the Project Manager’s proposed annual budget and by the twenty-fifth (2 5th) day of each month thereafter, the Project Manager will notify each Participant of the estimated monthly expenditures for each billing month, and
2

each Participant shall pay to the Project Manager by the last day of such month its share of the billed amount. If at any time it is determined that a Participant has made advances which are greater or less than its share of the construction costs, the difference shall be paid, refunded, or credited as determined by the Project Manager within a reasonable time after such determination.”
4.     Section 12.5 is amended by deleting at page 27, line 22 the remainder of the sentence after the word “in” and by inserting in place thereof the following:
(a)     Time deposits (which may be represented by certificates of deposit) in any bank or trust company (which may include the Trustee or any Co- Paying Agent), provided that such time deposits (i) do not exceed at any one time in the aggregate 10% of the total of the capital and surplus of such bank or trust company, and such bank or trust company has a combined capital and surplus of at least $15,000,000 or (ii) are secured by obligations described in items (c), (d), (e) or (f) of this definition of Investment Securities, which such obligations at all times have a market value (exclusive of accrued interest) at least equal to such time deposits so secured.
(b)     Bankers’ acceptances drawn on and accepted by commercial banks (including the Trustee or any Co-Paying Agent) having a combined capital and surplus of at least $15,000,000.
(c)     Direct obligations of, or obligations guaranteed by, the United States of America.
(d)     Direct obligations of, or obligations guaranteed by, any state of the United States of America which are rated in one of the two highest rating categories by each of the two nationally recognized rating agencies.
(e)     Obligations of the Federal National Mortgage Association, Federal Intermediate Credit Banks, Banks for Cooperatives, Federal Home Loan Banks, Government National Mortgage Association, Export-Import Bank of the United States, United States Postal Service, Federal Land Banks, Federal Financing Bank or any other agency or corporation which is or may hereafter be created by or pursuant to an Act of the Congress of the United States as an agency or instrumentality thereof.
(f)     Public Housing Bonds issued by public agencies or municipalities and fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the Project Notes issued by public agencies or municipalities and fully secured as to the payment of both principal and interest by a requisition or payment agreement with the United States of America or any agency thereof.
(g)     Commercial or finance company paper which is rated in one of the two highest ratings by each of the two nationally recognized rating agencies.
(h)     Corporate bonds rated in one of the two highest rating categories by a nationally recognized rating agency.
(i)     Repurchase agreements with any bank or trust company organized under the laws of any state of the United States or any national banking association (including the Trustee and any Co-Paying Agents) or government bond dealer reporting to, trading with, and recognized as a primary dealer by the Federal Reserve Bank of New York, which such agreements are secured by securities which are obligations described in items (a) through (h) above.
5.     Section C-2.1 of Exhibit C to the Participation Agreement is amended by deleting everything in the final two lines after the phrase, “Heartland Consumers Power District,” and inserting in lieu thereof, the following:
“Western Minnesota Municipal Power Agency, Basin Electric.”
3

6.     Section C-2 of Exhibit C to the Participation Agreement is amended by the insertion of three new Sections, C-2.3, C- 2.4 and C-2.5, which shall read:
“C-2.3 The Stegall (Nebraska) Substation 230 kV Heartland Consumers Power District, Western Minnesota Municipal Power Agency, Basin Electric, Tri-State*, Lincoln Electric System.”
“C-2.4 The Sidney (Nebraska) Substation 230, 345 kV Heartland Consumers Power District, Western Minnesota Municipal Power Agency, Basin Electric, Tri-State*, Lincoln Electric System.”
“C-2.5 The East 345 kV Bus at the Laramie River Station, Lincoln Electric System, Heartland Consumers Power District, Western Minnesota Municipal Power Agency, Basin Electric.”
7.     Section 7.3 of the Participation Agreement is amended in its entirety to state:
“7.3     The Management Committee shall establish from time to time the maximum delivery rights for each Participant at its Points of Delivery from the Station Units connected to the western electric system and from the Station Units connected to the eastern electric system. Operation of the Station by the Operating Agent and a Participant’s right to receive the output thereof shall be subject to scheduled outages or curtailments, operating emergencies and unscheduled outages or curtailments of the Station Units. A full or partial outage of one or more Station Units on one of the electric systems shall not change a Participant’s delivery rights from Station Units on the other electric system.”
8.     On July 1, 1976, by Amendment No. 1 to the Wyoming Municipal Electric Joint Powers Board Agreement the name of the Wyoming Municipal Electric Joint Powers Board was changed to the Wyoming Municipal Power Agency. The Participants acknowledge the name change and further acknowledge that the Wyoming Municipal Power Agency is a party to the Participation Agreement and all other Project Agreements requiring execution by Participants and wherever used in any Project Agreement, the name Wyoming Municipal Electric Joint Powers Board shall be read as Wyoming Municipal Power Agency.
This agreement shall become effective only when it has been fully executed and delivered on behalf of all of the parties hereto and approved by the Administrator of the Rural Electrification Administration and shall remain in effect as long as the Participation Agreement is in effect.
IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be executed this 15th day of October, 1982.
*“Tri-State’s right to deliver Capacity and Energy at these Delivery Points is derived through Section 8.2 and does not give Tri-State the right to deliver its Entitlement from the Laramie River Station at these Delivery Points.”
4

BASIN ELECTRIC POWER COOPERATIVE

(SEAL)	By	/s/ Dennis Lindberg
President
ATTEST:
/s/ Clarence Welander
Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the 15th day of October, A.D. 1982 before me personally appeared Dennis Lindberg to me personally known, who, having been by me first duly sworn, did say: that he is the President of Basin Electric Power Coop., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Dennis Lindberg acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Kimberla Buchholtz
(SEAL)	Notary Public
My Commission expires: 7/24/84

HEARTLAND CONSUMERS POWER DISTRICT
(SEAL)
	By	/s/ Ellwood Paulsen
ATTEST:	President
/s/ Leo P. Flynn
Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 14th day of September, A.D. 1982, before me, Carolyn Rudebusch, the undersigned officer, personally appeared Ellwood Paulsen, President of Heartland Consumers Power District, and Leo P. Flynn Secretary of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated for and the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and official seal.

(SEAL)	/s/ Carolyn Rudebusch
Notary Public
State of South Dakota
My Commission expires: May 12, 1986

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By	/s/ James H. McNear
ATTEST:	President
/s/ William W. Dalles
Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 2nd day of September, A.D. 1982 before me personally appeared James H. McNear to me personally known, who, having been by me first duly sworn, did say: that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said James H. McNear acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Diana E. Wakefield
(SEAL)	Notary Public
My Commission expires: 12/8/84

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ Russell F. Berg
ATTEST:	President
/s/ David R. Hartley
Asst. Secretary
ACKNOWLEDGMENT

STATE OF South Dakota	)
	)	SS.
COUNTY OF Minnehaha	)
On the 16th day of September, A.D. 1982 before me personally appeared Russell F. Berg to me personally known, who, having been by me first duly sworn, did say: that he is the President of Western Minnesota Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Russell F. Berg acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/
(SEAL)	Notary Public
My Commission expires: 7/3/90

WYOMING MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ John C. Harrison
ATTEST:	President
/s/ Jim Dunbar
Asst. Secretary
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 27th day of May, A.D. 1982 before me personally appeared John C. Harrison to me personally known, who, having been by me first duly sworn, did say: that he is the Chairman of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said person acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Karen L. Titchener
(SEAL)	Notary Public
My Commission expires: 1-18-86

CITY OF LINCOLN, NEBRASKA
(SEAL)
	By	/s/ Walter A. Canney
ATTEST:	President
/s/ Debbra L. Hoy
Asst. Secretary
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 30th day of August, A.D. 1982 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say: that he is the Administrator of Lincoln Electric System, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Walter A. Canney acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Dorothy M. Johnsen
(SEAL)	Notary Public
My Commission expires: 2-18-85

Execution Version
MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 4
AGREEMENT dated as of September 1, 1982, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation, hereinafater referred to as “Basin Electric”; TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation, hereinafter referred to as “Tri-State”; CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation, operating as the Lincoln Electric System, hereinafter referred to as “LES”; HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota hereinafter referred to as “Heartland”; WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota, hereinafter referred to as “Western Minnesota”; and WYOMING MUNICIPAL POWER AGENCY, a joint powers board of the State of Wyoming, hereinafter referred to as “Wyoming Board”.
WITNESSETH:
WHEREAS, the Participants hereto have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating

Station and Transmission System Participation Agreement” (“Participation Agreement”), executed on various dates during the months of November and December, 1975, and taking effect as of May 25, 1977; and
WHEREAS, the Participants hereto have executed Amendment No. 1 to the Participation Agreement dated as of March 15, 1977, Amendment No. 2 to the Participation Agreement dated as of March 16, 1977 and Amendment No. 3 to the Participation Agreement dated as of August 1, 1982; and
WHEREAS, LES under date of April 29, 1981 did pursuant to Section 16 of the Participation Agreement give notice of its intention to transfer up to 25% of its Entitlement to the other Participants; and
WHEREAS, the Participants have agreed to such transfer of a portion of LES’s Entitlement Share, as such term is defined in the Participation Agreement, to Heartland; and
WHEREAS, Basin Electric has entered into an agreement with LES to purchase a portion of such Entitlement on a participation basis with an option to transfer such Entitlement to Basin Electric within five (5) years of the effective date of the agreement; and
WHEREAS, the Participants wish to amend the Participation Agreement to reflect the transfer of such portion of LES’s Entitlement Share to Heartland, and to recognize the participation purchase by and potential transfer of such additional portion of LES’s Entitlement Share to Basin Electric;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Participants hereby agree as follows:
2

Section 1.     Section 4.8 of the Participation Agreement shall be amended to read as follows:
“4.8 ENTITLEMENT SHARE: The percentage of undivided ownership of each Participant in the Project as follows:

A.	Basin Electric	=	42.27 percent
B.	Tri-State	=	24.13 percent
C.	LES	=	13.13 percent
D.	Heartland	=	11.87 percent
E.	Western Minnesota	=	7.60 percent
F.	Wyoming Board	=	1.00 percent	”
Section 2.     For purposes of the Laramie River Station Participation Power Sales Agreement between the City of Lincoln and Basin Electric Power Cooperative, the Participants hereby recognize the purchase by Basin Electric of 15.8% of LES’s Entitlement Share on a participation basis and agree that such purchase, including the option to transfer such Entitlement to Basin Electric, has been accomplished in accordance with Section 16 of the Participation Agreement, and that no additional notice or Right of First Refusal must be given by any of the Participants to effectuate such transfer to Basin Electric.
Section 3.     This Amendment shall become effective May 1, 1982.
IN WITNESS WHEREOF, the Participants have caused this Amendment No. 4 to be executed this 1st day of September, 1982.
3

BASIN ELECTRIC POWER COOPERATIVE

(SEAL)	By	/s/ Dennis Lindberg
President
ATTEST:
/s/ Clarence Welander
Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the 15th day of October, A.D. 1982 before me personally appeared Dennis Lindberg to me personally known, who, having been by me first duly sworn, did say: that he is the President of Basin Electric Power Coop., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Dennis Lindberg acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Kimberla Buchholtz
(SEAL)	Notary Public
My Commission expires: 7/24/84

4

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By	/s/ James H. McNear
President
ATTEST:
/s/ William L. Dalles
Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 7th day of October, A.D. 1982 before me personally appeared James H. McNear to me personally known, who, having been by me first duly sworn, did say: that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said James H. McNear acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Donna E. Wakefield
(SEAL)	Notary Public
My Commission expires: 12/8/84

5

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ Russell J. Berg
President
ATTEST:
/s/ David R. Hartley
Asst. Secretary
ACKNOWLEDGMENT

STATE OF MINNESOTA	)
	)	SS.
COUNTY OF BIG STONE	)
On the 18th day of October, A.D. 1982 before me personally appeared Russell J. Berg to me personally known, who, having been by me first duly sworn, did say: that he is the President of Western Minnesota Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Russell J. Berg acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Robert R. Pflueger
(SEAL)	Notary Public
My Commission expires: Jan.17, 1988

6

CITY OF LINCOLN, NEBRASKA

(SEAL)	By	/s/ Walter A Canney
Administrator
ATTEST:
/s/ Debbra L. Hoy
Secretary (Assistant)
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 227th day of September, A.D. 1982 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say: that he is the Administrator of Lincoln Electric System, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Walter A. Canney acknowledged said instrument to be the free act and deed of said Corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Dorothy M. Johnsen
Notary Public
(SEAL)	My Commission expires: 2/18/85

7

HEARTLAND CONSUMERS POWER DISTRICT
(SEAL)
	By	/s/ Ellwood Paulsen
ATTEST:	President
/s/ Wendell Garwood
Secretary, Assistant
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 11th day of January, A.D. 1983, before me, Carolyn Rudebusch, the undersigned officer, personally appeared Ellwood Paulsen, President of Heartland Consumers Power District, and Wendell Garwood, Asst., Secretary of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and official seal.

/s/ Carolyn Rudebusch
Notary Public
State of South Dakota
(SEAL)	My Commission expires: May 12, 1986

8

WYOMING MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ John C. Harrison
ATTEST:	President
/s/ Jim Dunbar
Asst. Secretary
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 21st day of October, A.D. 1982 before me personally appeared John C. Harrison to me personally known, who, having been by me first duly sworn, did say: that he is the Chairman of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said John C. Harrison acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Karen L. Titchener
(SEAL)	Notary Public
My Commission expires: 1-18-86

9

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 5
AGREEMENT, dated as of May 2, 1983, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota (“Heartland”); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (“Wyoming Municipal); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”).
WITNESSETH:
WHEREAS, the parties hereto are the current Participants to the “Missouri Basin Power Project *** Laramie River Electric Generating Station and Transmission System Participation Agreement” (the “Participation Agreement”), executed on various dates during the months of November and December, 1975; and
WHEREAS, the Participants wish to amend the Participation Agreement to reflect, the transfer of a portion of Heartland’s Entitlement Share to Western Minnesota;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.     Section 4.8 of the Participation Agreement shall be amended to read as follows:
“4.8 ENTITLEMENT SHARE: The percentage of undivided ownership of each Participant in the Project as follows:

A.	Basin Electric	=	42.27 percent
B.	Tri-State	=	24.13 percent
C.	L.E.S.	=	13.13 percent
D.	Western Minnesota	=	16.47 percent
E.	Heartland	=	3.00 percent
F.	Wyoming Municipal	=	1.00 percent
Without further amendment or change, all Project Agreements shall be construed and the terms thereof applied in a manner consistent with the foregoing change of parties and Entitlement Shares.
Section 2.     This agreement shall become effective only when it has been fully executed and delivered on behalf of all of the parties hereto and approved by the Administrator of the Rural Electrification Administration and shall remain in effect as long as the Participation Agreement is in effect. In the event that the transfer referred to in the preambles hereto does not occur, this Amendment No. 5 shall be null and void without any further action by any Participant.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day first above written.

BASIN ELECTRIC POWER COOPERATIVE

(SEAL)	By	/s/ Dennis Lindberg
President
ATTEST:
/s/ Clarence Welander
Title: Secretary-Treasurer
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the 17th day of June, 1983 before me personally appeared Dennis Lindberg to me personally known, who, having been by me first duly sworn, did say: that he is the President of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Clarence Welander acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Michael J. Hinman
Notary Public
(SEAL)
My Commission expires: Jan. 12, 1987

HEARTLAND CONSUMERS POWER DISTRICT

	By	/s/ Ellwood Paulsen
Title:
(SEAL)
ATEST:
/s/ Donald W. Kimball
Title:
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 10th day of May, 1983, before me, personally appeared Ellwood Paulsen, President of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and official seal.

/s/ Carolyn Rudebusch
Notary Public
State of South Dakota
(SEAL)
My Commission expires: May 12, 1986

6

CITY OF LINCOLN, NEBRASKA

	By	/s/ Walter A Canney
Title: Administrator
(SEAL)
ATTEST:
/s/ Julian J. Brix
Title: Manager-Power Supply Division
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 4th day of May, 1983 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say: that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Walter A. Canney acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Debbra L. Hoy
Notary Public
(SEAL)
My Commission expires: Mar. 17, 1986

7

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
	By	/s/ James H. McNear
Title: President
(SEAL)
ATTEST:
/s/ Paddy Bard
Title: Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 1st day of June, 1983 before me personally appeared James H. McNear to me personally known, who, having been by me first duly sworn, did say: that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said James H. McNear acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Donna E. Wakefield
Notary Public
12076 Grant Street, P.O. Box 33695
Denver, Colorado 80233
(SEAL)
My Commission expires: 12/8/84

8

WESTERN MINNESOTA MUNICIPAL POWER AGENCY

		By	/s/ Russell J. Berg
		Title:	Russell Berg
President
(SEAL)
ATTEST:
/s/ David R. Hartley
Title:	David Hartley
Secretary
ACKNOWLEDGMENT

STATE OF MINNESOTA	)
	)	SS.
COUNTY OF BIG STONE	)
On the 9th day of June, 1983 before me personally appeared Russell Berg to me personally known, who, having been by me first duly sworn, did say: that he is the President of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed in behalf of said agency by authority of its board of directors; and said President acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Robert R. Pflueger
Notary Public
(SEAL)
My Commission expires: Jan.17, 1988

9

WYOMING MUNICIPAL POWER AGENCY

	By	/s/ Larry LaMaack
Executive Director
(SEAL)
ATTEST:
/s/ Richard D. Pullen
Asst. Treasurer
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 25th day of May, 1983 before me personally appeared Larry LaMaack to me personally known, who, having been by me first duly sworn, did say: that he is the Executive Director of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Larry LaMaack acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Karen L. Titchener
Notary Public
(SEAL)
My Commission expires: 1-18-86
10

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 6
AGREEMENT, dated as of March 1, 1986, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (Basin Electric); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (Tri-State); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (L.E.S.); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota (Heartland); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (Wyoming Municipal); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (Western Minnesota).
WITNESSETH:
WHEREAS, the Participants hereto have executed Amendment No. 1 to the Participation Agreement dated as of March 15, 1977, Amendment No. 2 to the Participation Agreement dated as of March 16, 1977, Amendment No. 3 to the Participation Agreement dated as of August 1, 1982, Amendment No. 4 to the Participation Agreement dated as of September 1, 1982, and Amendment No. 5 to the Participation Agreement dated as of May 2, 1983;
WHEREAS, Amendment No. 4 amended the Participation Agreement to reflect a transfer of .20 percent of the L.E.S. undivided ownership in the Project to Heartland and to recognize a participation purchase by and potential transfer of such portion of the L.E.S. Entitlement Share to Basin Electric;
WHEREAS, Amendment No. 5 amended the Participation Agreement to reflect the transfer of a portion of Heartland’s Entitlement Share to Western Minnesota;
WHEREAS, Amendment No. 4 was not approved by the Rural Electrification Administration and Amendment No. 5 was approved; and
WHEREAS, the Participants desire to enter into Amendment No. 6 so that the Participation Agreement is amended to reflect the transfer of that portion of the L.E.S. Entitlement Share to Heartland stated in Amendment No. 4 that was not approved by the Rural Electrification Administration.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Participants hereby agree as follows:
Section 1.     That L.E.S. provided proper notice pursuant to Section 16 of the Participation Agreement for the proposed sale of a portion of its Entitlement Share.
Section 2.     That the Participants agree to the transfer of .20 percent of the L.E.S. undivided ownership interest in the Project to Heartland.
Section 3.     That as a result the transfer noted in Section 2 above and the conveyance by Heartland to Western Minnesota of a portion of Heartland’s Entitlement Share provided for in Amendment No. 5 to the

Participation Agreement, the parties hereby restate Section 4.8 of the Participation Agreement to reflect the Entitlement Share of each Participant as of the date of this agreement.
4.8 ENTITLEMENT SHARE

A.	Basin Electric	=	42.27 percent

B.	Tri-State	=	24.13 percent

C.	L.E.S.	=	13.13 percent

D.	Western Minnesota	=	16.47 percent

E.	Heartland	=	3.00 percent

F.	Wyoming Municipal	=	1.00 percent
Section 4.     The parties acknowledge that a dispute exists between Basin Electric and L.E.S. with regard to the legal effect of the failure of the Rural Electrification Administration to approve Amendment No. 4. Litigation involving that dispute is currently pending (City of Lincoln, Plaintiff v. Basin Electric Power Cooperative, defendant, CV 85-L-594, United States District Court for the District of Nebraska). By execution hereof, the parties do not waive or release any rights, duties, liabilities, obligations, remedies, or relief to which they are entitled in the pending litigation, and expressly state the sole purpose for this Amendment No. 6 is to assure for Heartland and Western Minnesota the benefits of the transaction described in Section 3 hereof, and has no effect with regard to the positions or obligations of either Basin Electric or L.E.S. in their existing litigation.
Section 5.     This agreement is subject to the approval of the Administrator of the Rural Electrification Administration.
IN WITNESS WHEREOF, the parties have caused this agreement to be executed as of the day first above written.
2

BASIN ELECTRIC POWER COOPERATIVE

	By	/s/ Dennis Lindberg
President
(SEAL)
ATTEST:
/s/ George A. Hargens
Title: Secretary-Treasurer
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the 14th day of March, 1986 before me personally appeared Dennis Lindberg to me personally known, who, having been by me first duly sworn, did say: that he is the President of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said George Hargens acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Judy J. Willman
Notary Public
(SEAL)
March 1, 1991
My Commission expires:

HEARTLAND CONSUMERS POWER DISTRICT

(SEAL)	By	/s/ Ellwood Paulsen
Title: President
ATEST:
/s/ Donald W. Kimball
Title:
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 11th day of March, 1986, before me, personally appeared Ellwood Paulsen, President of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and official seal.

/s/ Carolyn Rudebusch
Notary Public
State of South Dakota
(SEAL)
My Commission expires: May 12, 1986

CITY OF LINCOLN, NEBRASKA

	By	/s/ Walter A Canney
Title: Administrator
(SEAL)
ATTEST:
/s/ Julian J. Brix
Title: Manager-Power Supply Division
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 31st day of March, 1986 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say: that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Administrator acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Lois L. Harms
Notary Public
(SEAL)
5/7/88
My Commission expires:

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

	By	/s/ H.J. Thompson
Title: President
(SEAL)
ATTEST:
/s/ Paddy Bard
Title: Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 1st day of March, 1986 before me personally appeared H.J. Thompson to me personally known, who, having been by me first duly sworn, did say: that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said H.J. Thompson acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Donna E. Wakefield
Notary Public
12076 Grant Street, P.O. Box 33695
Denver, Colorado 80233
(SEAL)
December 8, 1988
My Commission expires:

WESTERN MINNESOTA MUNICIPAL POWER AGENCY

	By	/s/ Russell J. Berg
Title: President
(SEAL)
ATTEST:
/s/
Title: Secretary
ACKNOWLEDGMENT

STATE OF MINNESOTA	)
	)	SS.
COUNTY OF BIG STONE	)
On the 20th day of March, 1986 before me personally appeared Russell Berg to me personally known, who, having been by me first duly sworn, did say: that he is the President of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed in behalf of said agency by authority of its board of directors; and said President acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/
Notary Public
(SEAL)
My Commission expires: July 3, 1990

WYOMING MUNICIPAL POWER AGENCY

	By	/s/ Larry E. LaMaack
Title: Executive Director
(SEAL)
ATTEST:
/s/ Richard D. Pullen
Title: Assistant Treasurer
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 18th day of March, 1986 before me personally appeared Larry E. LaMaack to me personally known, who, having been by me first duly sworn, did say: that he is the Executive Director of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Larry LaMaack acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Karen L. Titchener
Notary Public
(SEAL)
January 18, 1990
My Commission expires:

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 7
AGREEMENT, dated as of September 15, 1986, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (Basin Electric); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (Tri-State); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (L.E.S.); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota (Heartland); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (Wyoming Municipal); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (Western Minnesota).
WITNESSETH:
WHEREAS, the Participants hereto have executed Amendment No. 1 to the Participation Agreement dated as of March 15, 1977, Amendment No. 2 to the Participation Agreement dated as of March 16, 1977, Amendment No. 3 to the Participation Agreement dated as of August 1, 1982, Amendment No. 4 to the Participation Agreement dated as of September 1, 1982, Amendment No. 5 to the Participation Agreement dated as of May 2, 1983; and Amendment No. 6 to the Participation Agreement dated as of March 1, 1986; and
WHEREAS, the Participants desire to enter into Amendment No. 7 so that the Participation Agreement is amended to reflect the transfer of a portion of the L.E.S. Entitlement Share to the Wyoming Municipal Power Agency.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Participants hereby agree as follows:
Section 1.     That L.E.S. provided proper notice pursuant to Section 16 of the Participation Agreement for the proposed sale of a portion of its Entitlement Share.
Section 2.     That the Participants agree to the transfer of .37 percent of the L.E.S. undivided ownership interest in the Project to Wyoming Municipal.
Section 3.     That as a result the transfer noted in Section 2 above, the parties hereby restate Section 4.8 of the Participation Agreement to reflect the Entitlement Share of each Participant as of the date of this agreement.

4.8 ENTITLEMENT SHARE

A.	Basin Electric	=	42.27 percent
B.	Tri-State	=	24.13 percent
C.	L.E.S.	=	12.76 percent
D.	Western Minnesota	=	16.47 percent
E.	Heartland	=	3.00 percent
F.	Wyoming Municipal	=	1.37 percent
Section 4.     This agreement is subject to the approval of the Administrator of the Rural Electrification Administration.
IN WITNESS WHEREOF, the parties have caused this agreement to be executed as of the day first above written.
2

BASIN ELECTRIC POWER COOPERATIVE

	By	/s/ Quentin Louden
Title: Vice-President
(SEAL)
ATTEST:
/s/ George A. Hargens
Title: Secretary-Treasurer
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the 17th day of October, 1986 before me personally appeared Quentin Louden to me personally known, who, having been by me first duly sworn, did say: that he is the Vice-President of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said George Hargens acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Judy J. Willman
Notary Public
(SEAL)	March 1, 1991
My Commission expires:

HEARTLAND CONSUMERS POWER DISTRICT

(SEAL)	By	/s/ Ellwood Paulsen
Title: President
ATEST:
/s/ Donald W. Kimball
Title:
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 14th day of October, 1986, before me, personally appeared Ellwood Paulsen, President of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and official seal.

/s/ Carolyn Rudebusch
Notary Public
State of South Dakota
(SEAL)
My Commission expires: 5-12-94

CITY OF LINCOLN, NEBRASKA

	By	/s/ Walter A Canney
Title: Administrator
(SEAL)
ATTEST:
/s/ Julian J. Brix
Title: Manager-Power Supply Division
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 22nd day of September, 1986 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say: that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Walter A Canney acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Debbra L. Hoy
Notary Public
(SEAL)
March 17, 1990
My Commission expires:

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

	By	/s/ H.J. Thompson
(SEAL)	Title: President
ATTEST:
/s/ Paddy Bard
Title: Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 9th day of October, 1986 before me personally appeared H.J. Thompson to me personally known, who, having been by me first duly sworn, did say: that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said H.J. Thompson acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Donna E. Wakefield
Notary Public
12076 Grant Street, P.O. Box 33695
P.O. Box 33695
Denver, Colorado 80233
(SEAL)
December 8, 1988
My Commission expires:

WESTERN MINNESOTA MUNICIPAL POWER AGENCY

	By	/s/ Greg Sherman
Title: President
(SEAL)
ATTEST:
/s/ Donald Habicht
Title: Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF MINNEHAHA	)
On the 16th day of October, 1986 before me personally appeared Greg Sherman to me personally known, who, having been by me first duly sworn, did say: that he is the President of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed in behalf of said agency by authority of its board of directors; and said President acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/
Notary Public
(SEAL)
My Commission expires: 7/3/90

WYOMING MUNICIPAL POWER AGENCY

	By	/s/ Richard D. Wilder
(SEAL)	Title: Chairman
ATTEST:
/s/ Timothy T. Conner
Title: Secretary
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 21st day of October, 1986 before me personally appeared Larry E. LaMaack to me personally known, who, having been by me first duly sworn, did say: that he is the Chairman of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Timothy T. Conner acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Karen L. Titchener
(SEAL)	Notary Public
January 18, 1990
My Commission expires:

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 8
AGREEMENT, dated as of June 10, 1997, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota (“Heartland”); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (“Wyoming Municipal”); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”).
W I T N E S S E T H ;
WHEREAS, the parties hereto have entered into a document entitled Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement, executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time;
WHEREAS, the parties have agreed to amend that document in the manner set forth herein;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
Section 7.5 shall be amended to read as follows:
The Participants have agreed that any Participant’s Entitlement or portion thereof which cannot be delivered to such Participant at its designated Points of Delivery as scheduled by such Participant due to the Operating Agent’s inability to transfer Capacity and Energy because of the conditions set forth in Section 7.4 will be made available for sale to the other Participants which are capable of taking delivery of such Participant’s Entitlement or portion thereof pursuant to the rules and procedures approved by the Management Committee.
Section 7.6 shall be amended to read as follows:
In the event the Operating Agent is unable to deliver a Participant’s Entitlement or any portion thereof to that Participant at its Designated Points of Delivery due to the Operating Agent’s inability to transfer Capacity and Energy because of the conditions set forth in Section 7.4, the acquisition and pricing of alternative Capacity and Energy for that Participant will be handled pursuant to the rules and procedures approved by the Management Committee.
1

This Amendment No. 8 shall become effective only when it has been fully executed and delivered on behalf of all of the Parties hereto and approved by the Administrator of the Rural Utilities Service.
IN WITNESS HEREOF, the Parties have caused this Amendment No. 8 to be executed as of the date first above written.
2

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)
	By	/s/ Wayne Child
Title: President
ATTEST:
/s/ J. William Keller
Title: Secretary-Treasurer
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the 18th day of April, 1997 before me personally appeared Wayne L. Child, to me personally known, who, having been by me first duly sworn, did say: that he is the President of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Wayne L. Child acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Michelle Wiedrich
Notary Public
My Commission expires:
July 13, 1997

1

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ Donald E. Habicht
Title: President
ATTEST:
/s/ Dennis Jutting
Title: Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF MINNEHAHA	)
On the 15th day of May, 1997 before me personally appeared D. Habicht to me personally known, who, having been by me first duly sworn, did say that he is the President of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed in behalf of said agency by authority of its board of directors; and said President acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/
Notary Public
My Commission expires: 7/3/98

2

WYOMING MUNICIPAL POWER AGENCY

	By	/s/ Marvin Haefele
(SEAL)	Title: Chairman
ATTEST:
/s/ Zane Q. Logan
Title: Secretary
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 17th day of April, 1997 before me personally appeared Marvin Haefele, to me personally known, who, having been by me first duly sworn, did say: that he is the Chairman of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Zane Q. Logan acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Dorothy M. Vollmer
(SEAL)	Notary Public
My Commission expires:
6/26/99

3

HEARTLAND CONSUMERS POWER DISTRICT

(SEAL)	By	/s/ Dan O’Connor
Title: President
ATEST:
/s/ Jerry Michell
Title:
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 10th day of June, 1997, before me, personally appeared Dan O’Connor, President of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Carolyn Rudebusch
Notary Public
My Commission expires:
May 12, 2002

4

CITY OF LINCOLN, NEBRASKA
(SEAL)
	By	/s/ Walter A Canney
Title: Administrator
ATTEST:
/s/
Title: Manager, Water Supply Division
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 9th day of April, 1997 before me personally appeared Walter A. Canney to me personally known, who, having been by me first duly sworn, did say that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Walter A Canney acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Shelley R. Zart
Notary Public
My Commission expires:
1/17/98

5

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By	/s/ H.J. Thompson
Title: President
ATTEST:
/s/ Daryl D. Stout
Title: Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 30th day of April, 1997 before me personally appeared H.J. Thompson to me personally known, who, having been by me first duly sworn, did say that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said H.J. Thompson acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Robin S. Wilkins
Notary Public
My Commission expires:
9-13-2000

6

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 9
AGREEMENT, dated as of April 16, 1999, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota (“Heartland”); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (“Wyoming Municipal”); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”).
W I T N E S S E T H ;
WHEREAS, the parties hereto have entered into a document entitled Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement, executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the “Participation Agreement”);
WHEREAS, Basin Electric has entered into an agreement with the United States (acting by and through the Administrator of the Rural Utilities Service (“RUS”)) and certain of its other creditors, pursuant to which agreement Basin Electric has executed and delivered that certain Indenture of Trust (First Mortgage Obligations) dated as of January 1, 1998, and naming U.S. Bank as Trustee; and
WHEREAS, Tri-State similarly has entered into an amendment and restatement of its Consolidated Mortgage and Security Agreement dated as of July 3, 1996 in the form of a Master First Mortgage Indenture, Deed of Trust and Security Agreement;
WHEREAS, the various and respective rights, titles and interests of Basin Electric and Tri-State with respect to the Project (as defined in the Participation Agreement) will comprise an important and significant part of the collateral pledges by Tri-State and Basin Electric to the United States and other creditors pursuant to the respective indentures; and
WHEREAS, it is the desire of the United States (acting by and through the Administrator of the RUS) that Section 4.9 of the Participation Agreement clearly reflect that said Basin Electric and Tri-State indentures constitute “Financing Instruments” for all purposes relevant to the Participation Agreement and the Project;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Amendment 1: Section 4.9 of the Participation Agreement is hereby amended and restated to read in its entirety as follows:
4.9 FINANCING INSTRUMENTS: Loan contracts, mortgages and other instruments or encumbrances entered into by either Basin Electric or Tri-State, or both of them, including indentures of trust (including
1

all documents and instruments relating thereto) for purposes of securing the indebtedness of Tri-State and Basin Electric, specifically including Tri-State’s Consolidated Mortgage and Security Agreement dated as of July 3, 1996, as amended and restated in the form of a Master First Mortgage Indenture, Deed of Trust and Security Agreement and any amendments, supplements or replacements thereto and Basin Electric’s Indenture (First Mortgage Obligations) dated as of January 1, 1998, and any amendments, supplements or replacements thereto.
Amendment 2. Section 34.10 of the Participation Agreement is hereby amended and restated to read in its entirety as follows:
34.10. Except as provided in Section 15.2 of the Participation Agreement, nothing contained in the Project Agreements shall (a) relieve Tri-State or Basin Electric from complying in all respects with each of their Financing Instruments, or (b) obligate either Basin Electric or Tri-State to perform any act or refrain from acting if Basin Electric or Tri-State would thereby violate any provision of the Financing Instruments or the Rural Electrification Act of 1936, as amended (7 U.S.C. 901 et seq.), or (c) be construed to make any Participant other than Basin Electric or Tri-State a party to or bound to perform under any of the Financing Instruments. In consideration of the approval by the Administrator of this Agreement, each Participant agrees that (a) none of the Project Agreements shall be amended, supplemented, waived or terminated without the prior approval in writing by the Administrator, and (b) the Project Agreements may be enforced by the Administrator on behalf of Basin Electric or Tri-State.
This Amendment No. 9 shall become effective only when it has been fully executed and delivered on behalf of all of the Parties hereto and approved by the Administrator of the Rural Utilities Service.
IN WITNESS HEREOF, the Parties have caused this Amendment No. 9 to be executed as of the date first above written.

2

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)
	By	/s/ R.L. McPhail
Title: General Manager and CEO
ATTEST:
/s/ Michael J. Hinman
Title: Assistant Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the12th day of March, 1999 before me personally appeared Robert L. McPhail, to me personally known, who, having been by me first duly sworn, did say: that he is the General Manager and CEO of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Robert L. McPhail acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Michelle Wiedrich
Notary Public

My Commission expires:
July 18, 2003

1

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ Donald E. Habicht
Title: President
ATTEST:
/s/ Thomas J. Heller
Title: Assistant Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF MINNEHAHA	)
On the 16th day of April, 1999 before me personally appeared Thomas J. Heller to me personally known, who, having been by me first duly sworn, did say that he is the President of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed in behalf of said agency by authority of its board of directors; and said President acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/
Notary Public
My Commission expires: 9/23/04

2

WYOMING MUNICIPAL POWER AGENCY

(SEAL)	By	/s/ Marvin H. Haefele
Title: Chairman
ATTEST:
/s/ Zane Logan
Title: Secretary
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 25th day of March, 1999 before me personally appeared Marvin H. Haefele, to me personally known, who, having been by me first duly sworn, did say: that he is the Chairman of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Zane Logan acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Karen L. Titchener
(SEAL)	Notary Public
My Commission expires:
February 4, 2002

3

HEARTLAND CONSUMERS POWER DISTRICT

(SEAL)	By	/s/ Dan O’Connor
Title: Board President
ATEST:
/s/ Jerry Michell
Title:
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 10th day of June, 1997, before me, personally appeared Dan O’Connor, Board President of Heartland Consumers Power District, known to me or satisfactorily proven to be the persons described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Sharla Fedeler
Notary Public
My Commission expires:
1/26/2005

4

CITY OF LINCOLN, NEBRASKA
(SEAL)
	By	/s/ Terry L. Bundy
Title: Administrator
ATTEST:
/s/ Shelley R. Sahling
Title: Policy Analysis Director & Assistant Counsel
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 14th day of April, 1999 before me personally appeared Terry L. Bundy, to me personally known, who, having been by me first duly sworn, did say that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Terry L. Bundy acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Douglas L. Curry
Notary Public
My Commission expires:
October 21, 2001

5

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By	/s/ H.J. Thompson
Title: President
ATTEST:
/s/ Daryl D. Stout
Title: Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 3rd day of March, 1999 before me personally appeared H.J. Thompson to me personally known, who, having been by me first duly sworn, did say that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said H.J. Thompson acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Robin S. Wilkins
Notary Public
My Commission expires:
9-13-2000

6

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 10
AGREEMENT, dated as of July 31, 2014, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota (“Heartland”); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (“Wyoming Municipal”); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”).
W I T N E S S E T H ;
WHEREAS, the parties hereto have entered into a document entitled Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement, executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the “Participation Agreement”);
WHEREAS, Basin Electric has entered into an agreement with the United States (acting by and through the Administrator of the Rural Utilities Service (“RUS”)) and certain of its other creditors, pursuant to which agreement Basin Electric has executed and delivered that certain Indenture of Trust (First Mortgage Obligations) dated as of January 1, 1998, and naming U.S. Bank as Trustee; and
WHEREAS, Tri-State similarly has entered into an amendment and restatement of its Consolidated Mortgage and Security Agreement dated as of July 3, 1996 in the form of a Master First Mortgage Indenture, Deed of Trust and Security Agreement dated effective December 15, 1999;
WHEREAS, the various and respective rights, titles and interests of Basin Electric and Tri-State with respect to the Project (as defined in the Participation Agreement) will comprise an important and significant part of the collateral pledges by Tri-State and Basin Electric to the United States and other creditors pursuant to the respective indentures; and
WHEREAS, it is the desire of the United States (acting by and through the Administrator of the RUS) that Section 4.9 of the Participation Agreement clearly reflect that said Basin Electric and Tri-State indentures constitute “Financing Instruments” for all purposes relevant to the Participation Agreement and the Project;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section C-1 of Exhibit C to the Participation Agreement is hereby amended by the insertion of Section C-1.8 and C-1.9, which shall read:
C-1.8 Arrow (Wyoming) Substation 345kV
– Basin Electric, Tri-State, Wyoming Municipal.
1

C-1.9 Keota (Colorado) Substation 345kV
– Basin Electric, Tri-State, Wyoming Municipal.
This Amendment No. 10 shall become effective only when it has been fully executed and delivered on behalf of all of the Parties hereto and approved by the Administrator of the Rural Utilities Service.
IN WITNESS HEREOF, the Parties have caused this Amendment No. 10 to be executed as of the date first above written.
[SIGNATURE PAGES FOLLOWING]
2

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)
	By	/s/ Paul M. Sukut
Paul M. Sukut
CEO and General Manager
ATTEST:
/s/ Claire M. Olson
Claire M. Olson
Assistant Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the30th day of May, 2014 before me personally appeared Paul M. Sukut, to me personally known, who, having been by me first duly sworn, did say: that he is the General Manager and CEO of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Paul M. Sukut acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Michelle Wiedrich
Notary Public
My Commission expires:
August 6, 2015
Signature Page to Amendment No 10 to Laramie River Electric Generating Station and Transmission System Participation Agreement
1

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ William Schwandt
Title: President
ATTEST:
/s/ Scott Hain
Title: Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF Lincoln	)
On the 12th day of June, 2014 before me personally appeared William Schwandt to me personally known, who, having been by me first duly sworn, did say that he is the President of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed in behalf of said agency by authority of its board of directors; and said President acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Geraldyne Shumaker
Notary Public
My Commission expires: Nov. 16, 2016
Signature Page to Amendment No 10 to Laramie River Electric Generating Station and Transmission System Participation Agreement
2

WYOMING MUNICIPAL POWER AGENCY

(SEAL)	By	/s/ Zane Logan
Title: Chairman
ATTEST:
/s/ Doug Weaver
Title: Secretary
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 24th day of July, 2014 before me personally appeared Zane Logan, to me personally known, who, having been by me first duly sworn, did say: that he is the Chairman of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Chairman acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Karen L. Titchener
(SEAL)	Notary Public

My Commission expires:
February 4, 2018
Signature Page to Amendment No 10 to Laramie River Electric Generating Station and Transmission System Participation Agreement
3

HEARTLAND CONSUMERS POWER DISTRICT

(SEAL)	By	/s/ Russell Olson
Title: President CEO/GM
ATEST:
/s/ Mike Malone
Title: CFO
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 26th day of June, 2014, before me, personally appeared Russ Olson, President of Heartland Consumers Power District, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Jon Knuths
Notary Public
My Commission expires:
Aug. 28, 2018
Signature Page to Amendment No 10 to Laramie River Electric Generating Station and Transmission System Participation Agreement
4

CITY OF LINCOLN, NEBRASKA d/b/a LINCOLN ELECTRIC SYSTEM
(SEAL)
	By	/s/ Terry L. Bundy
Title: Administrator
ATTEST:
/s/ Shelley Sahling Zart
Title: Vice President & General Counsel
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 23rd day of June, 2014 before me personally appeared , to me personally known, who, having been by me first duly sworn, did say that he is the Administrator and CEO of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Administrator and CEO acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Judy E. Jecha
Notary Public
My Commission expires:
May 10, 2015
Signature Page to Amendment No 10 to Laramie River Electric Generating Station and Transmission System Participation Agreement
5

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By	/s/ Joel K. Bladow
Title: Senior Vice President, Transmission
ATTEST:
Title: Secretary
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 27th day of June, 2014 before me personally appeared Joel K. Bladow to me personally known, who, having been by me first duly sworn, did say that he is the President of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Senior Vice President acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Diane K. Byers
Notary Public
My Commission expires:
Sept. 4, 2016

6

MISSOURI BASIN POWER PROJECT
***
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 11
AGREEMENT, dated as of July 10, 2015, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation ("Basin Electric"); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation ("Tri-State"); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System ("L.E.S."); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota ("Heartland"); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming ("Wyoming Municipal"); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota ("Western Minnesota"), all of whom may be collectively referred to as the "Parties."
WITNESSETH:
WHEREAS, the Parties have entered into a document entitled Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement , executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the "Participation Agreement"); and
WHEREAS, the Parties desire to add one (1) new Point of Delivery to this Participation Agreement and therefore wish to amend Exhibit C to this Participation Agreement to augment the West Side Transmission Delivery Points, as more particularly described below.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section C-1 of Exhibit C to the Participation Agreement is hereby amended by the insertion of Section C-1.10, which shall read:
C-1.10 Sawmill Creek (Wyoming) Substation 230 kV
- Basin Electric, Tri-State, Wyoming Board.
This Amendment No. 11 shall become effective only when it has been fully executed and delivered on behalf of all of the Parties hereto and approved by the Administrator of the Rural Utilities Service.
IN WITNESS HEREOF, the Parties have caused this Amendment No. 11 to be executed as of the date first above written.
[SIGNATURE PAGES FOLLOWING]

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)
	By	/s/ Paul M. Sukut
Paul M. Sukut
CEO and General Manager
ATTEST:
/s/ Mark D. Foss
Title: Mark D. Foss
Assistant Secretary
CORPORATION ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	SS.
COUNTY OF BURLEIGH	)
On the 16th day of June, 2015, before me personally appeared Paul M. Sukut, to me personally known, who, having been by me first duly sworn, did say that he is the CEO and General Manager of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Paul M. Sukut acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Michelle Wiedrich
Notary Public
My Commission expires:
August 6, 2015
Signature Page to Amendment No. 11 to Laramie River Electric Generating Station and Transmission System Participation Agreement

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ William Schwandt
Title: President
ATTEST:
/s/ Scott Hain
Title: Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF MINNEHAHA	)
On the 10th day of July, 2015, before me personally appeared William Schwandt to me personally known, who, having been by me first duly sworn, did say that he is the President of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed in behalf of said agency by authority of its board of directors; and said President acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Geraldyne Shumaker
Notary Public
My Commission expires: Nov. 16, 2016
Signature Page to Amendment No. 11 to Laramie River Electric Generating Station and Transmission System Participation Agreement

WYOMING MUNICIPAL POWER AGENCY

(SEAL)	By	/s/ Larry E. LaMaack
Title: Executive Director
ATTEST:
By: /s/ Richard D. Pullen
Richard D. Pullen Assistant Treasurer
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	SS.
COUNTY OF NIOBRARA	)
On the 17th day of June, 2015, before me personally appeared Larry E. LaMaack, to me personally known, who, having been by me first duly sworn, did say that he is the Executive Director of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Executive Director acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

/s/ Karen L. Titchener
(SEAL)	Notary Public
My Commission expires:
February 4, 2018
Signature Page to Amendment No. 11 to Laramie River Electric Generating Station and Transmission System Participation Agreement

HEARTLAND CONSUMERS POWER DISTRICT

(SEAL)	By	/s/ Merlin Van Walleghen
Title: President
ATEST:
Title: Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	SS.
COUNTY OF LAKE	)
On this the 17th day of June, 2015, before me personally appeared Merlin Van Walleghen, President of Heartland Consumers Power District, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF I hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Sharla Fedeler
Notary Public
My Commission expires:
1/26/17
Signature Page to Amendment No. 11 to Laramie River Electric Generating Station and Transmission System Participation Agreement

CITY OF LINCOLN, NEBRASKA d/b/a LINCOLN ELECTRIC SYSTEM
(SEAL)
	By	/s/ Kevin Wailes
Title: Administrator
ATTEST:
Title: Legal Assistant, LES
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	SS.
COUNTY OF LANCASTER	)
On the 16th day of June, 2015, before me personally appeared Kevin Wailes, to me personally known, who, having been by me first duly sworn, did say that he is the Administrator of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Administrator acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Debra R. Vandegrift
Notary Public
My Commission expires:
July 2, 2018
Signature Page to Amendment No. 11 to Laramie River Electric Generating Station and Transmission System Participation Agreement

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By	/s/ Joel K. Bladow
Title: Senior Vice President, Transmission
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	SS.
COUNTY OF ADAMS	)
On the 26th day of June, 2015, before me personally appeared Joel K. Bladow, to me personally known, who, having been by me first duly sworn, did say that he is the Senior Vice President, Transmission of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Senior Vice President acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal on the day and the year in this certificate first above written.

(SEAL)	/s/ Diane K. Byers
Notary Public
My Commission expires:
Sept. 4, 2016

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION
AND
TRANSMISSION SYSTEM
PARTICIPATION AGREEMENT
AMENDMENT NO. 12
This Amendment No. 12 (“Amendment”), dated as of September 20, 2018, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota (“Heartland”); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (“Wyoming Municipal”); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”), all of whom may be collectively referred to as the “Parties” and individually referred to as “Party.” Capitalized terms used herein without definition shall have the respective meanings set forth in the Participation Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Parties have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement,” executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the “Participation Agreement”); and
WHEREAS, the Parties wish to amend the Participation Agreement to reflect the transfer of all of Heartland’s 3.00% Entitlement Share to Tri-State, the assignment of all of Heartland’s interest in the Participation Agreement to Tri-State, and to remove Heartland as a party to the Participation Agreement.
WHEREAS, in addition, the Parties wish to make certain other amendments to the Participation Agreement.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
1.    AMENDMENTS TO PARTICIPATION AGREEMENT:
1.1    Section 4.8 of the Participation Agreement shall be amended in its entirety to read as follows:
“4.8     ENTITLEMENT SHARE: The percentage of undivided ownership of each Participant in the Project as follows:
A. Basin Electric = 42.27 percent
B. Tri-State = 27.13 percent
C. L.E.S. = 12.76 percent

D. Western Minnesota = 16.47 percent
E. Wyoming Municipal = 1.37 percent”
Without further amendment or change, all Project Agreements shall be construed and the terms thereof applied in a manner consistent with the foregoing change of Parties and Entitlement Shares.
1.2    Section 6.8 of the Participation Agreement shall be amended in its entirety to read as follows:
6.8     Any action or determination of the Engineering and Operating Committee, the Audit Committee and the Management Committee shall require a vote of four (4) out of the five (5) Participants, acting through their respective representatives, provided that such four (4) Participants own more than fifty (50) percent of the Entitlement Shares.
1.3    Section 30 of the Participation Agreement shall be amended in its entirety to read as follows:
“30.1    This Agreement shall become effective only when it has been duly executed and delivered on behalf of all of the Participants and approved by all regulatory agencies which have jurisdiction. This Agreement shall continue in full force and effect until December 31, 2042.
30.2    Upon termination of this Agreement, the facilities comprising the Project shall be disposed of in a manner to be mutually agreed upon by the Participants and in accordance with the applicable federal, state and local laws, ordinances and regulations. This section shall remain in effect after the termination or expiration of the Project Agreements and until the disposal of the facilities comprising the Project is complete.
30.3    If and to the extent that any of the options, rights and privileges granted under this Agreement, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Agreement, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of the Amendment No. 12 to this Agreement, of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H. W. Bush, William J. Clinton, George W. Bush, and Barack H. Obama, or (ii) in the event that Wyo. Stat. Ann. § 34-1-139 applies to the exercise of such options, rights and privileges, the period provided under such statute, or (b) the specific applicable period of time expressed in this Agreement, whichever of (a) and (b) is shorter.”

1.4    Section C-2 of Exhibit C of the Participation Agreement is amended to delete the words “Heartland Consumers Power District” in each instance that it appears.
2.    RULE AGAINST PERPETUITIES: Each Party acknowledges and agrees that, in connection with amending Section 30 of the Participation Agreement as provided in this Amendment, for purposes of complying with the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, any options, rights and privileges in the Participation Agreement, including Sections 16, 17 and 31, are hereby re-granted by the execution of this Amendment. Therefore, the creation of such options, rights and privileges in the Participation Agreement is as of Effective Date.
3.    WAIVER AND CONSENT: With respect to the transfer, assignment and sale of Heartland’s 3.00% Entitlement Share to Tri-State and the assignment of all of Heartland’s interest in the Project Agreements to Tri-State (collectively, the “Heartland Transaction”), each Party, individually, hereby (a) recognizes and consents to the Heartland Transaction, (b) knowingly, freely, and definitively agrees, without any conditions, that the Heartland Transaction has been accomplished in accordance with the Participation Agreement, including, but not limited to, Section 16 of the Participation Agreement, and (c) knowingly, freely, and definitively waives, without any conditions, any and all rights it might have under Section 16 of the Participation Agreement related to the Heartland Transaction, including, but not limited to, any notices or Right of First Refusal. Each Party, individually, acknowledges and recognizes that certain other transactions or agreements have or may occur between various Parties related to the Heartland Transaction, and each Party agrees that its consent and waiver with respect to the Heartland Transaction as set forth in the preceding sentence is not conditioned upon any such other transactions or agreements. This waiver and consent does not in any way alter or amend any other transactions or agreements between various Parties, except as expressly agreed by such Parties, nor does it waive any rights or obligations under the Project Agreements, except as expressly agreed by the Parties.
4.    HEARTLAND NO LONGER A PARTY:
4.1    As of the Effective Date, Heartland shall no longer be a party to the Participation Agreement or any other Project Agreement.
4.2    The following parts and sections of the Participation Agreement are also revised or deleted as appropriate to remove any reference to Heartland: the cover page, Sections 1, 2.5, and 32.1.
5.    MUTUAL REPRESENTATIONS AND WARRANTIES: As of the date first written above, Each Party represents and warrants to the other Parties that (i) it possesses full power and authority to enter into and perform this Amendment; (ii) the execution, delivery and performance of this Amendment by it have been duly authorized by it; (iii) the execution, delivery and performance of this Amendment by it does not require the consent or approval of, filing with, nor notice to any other person, which if not obtained would prevent it from performing its obligations hereunder; and (iv) the execution, delivery and performance of this Amendment by it shall not violate any federal, state or municipal laws, rules or regulations applicable to it.

6.    EFFECTIVE DATE: This Amendment became retroactively effective on July 1, 2018 (“Effective Date”). As Basin Electric and Tri-State are no longer borrowers from the Rural Utilities Service, no approval by the Administrator of the Rural Utilities Service is required.
IN WITNESS HEREOF, the Parties have caused this Amendment No. 12 to be executed and delivered as of the date first written above.

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)
	By:	/s/ Paul M. Sukut
Title: General Manager and CEO
ATTEST:
/s/ Mark D. Foss
Title: Assistant Secretary
CORPORATE ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	ss.
COUNTY OF BURLEIGH	)
On the 12th day of September, 2018, before me personally appeared Paul M. Sukut, to me personally known, who, having been by me first duly sworn, did say that he is the General Manager and CEO of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Paul M. Sukut acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Michelle Wiedrich
Notary Public
My Commission Expires:
August 6, 2021
Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By	/s/ Thomas J Heller
Title: Assistant Secretary & Assistant Treasurer
ATTEST:
/s/ Merlin Sawyer
Title: Assistant Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	ss.
COUNTY OF LINCOLN	)
On the 14th day of September, 2018, before me personally appeared Tom Heller to me personally known, who, having been by me first duly sworn, did say that he is the Assistant Secretary & Assistant Treasurer of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed on behalf of said agency by authority of its board of directors; and said Tom Heller acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Geraldyne Shumaker
Notary Public
My Commission Expires: September 30, 2022
Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

WYOMING MUNICIPAL POWER AGENCY

(SEAL)	By:	/s/ Rosemary K Henry
Title: Executive Director
ATTEST:
/s/ Zane Logan
Title: Chairman
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	ss.
COUNTY OF NIOBRARA	)
On the 20th day of September, 2018, before me personally appeared Rosemary K Henry, to me personally known, who, having been by me first duly sworn, did say that he is the Executive Director of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Rosemary K Henry acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

/s/ M Luana Govin
(SEAL)	Notary Public
My Commission Expires:
May 16, 2022
Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

HEARTLAND CONSUMERS POWER DISTRICT

(SEAL)	By:	/s/ Russell Olson
Title: Chief Executive Officer
ATTEST:
/s/ Katlyn Hahn
Title: Administrative Assistant
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	ss.
COUNTY OF LAKE	)
On the 10th day of September, 2018, before me personally appeared Russell Olson, Chief Executive Officer of Heartland Consumers Power District, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Katlyn Hahn
Notary Public
My Commission Expires:
September 14, 2022
Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

CITY OF LINCOLN, NEBRASKA
(SEAL)
	By:	/s/ Kevin G Wailes
Title: Administrator & Chief Executive Officer Lincoln Electric System
ATTEST:
/s/ Lacy Stockdale
Title: Assistant Secretary
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	ss.
COUNTY OF LANCASTER)
On the 10th day of September, 2018, before me personally appeared Kevin G Wailes, to me personally known, who, having been by me first duly sworn, did say that he is the Administrator & Chief Executive Officer of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Kevin G Wailes acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Brenda Austin
Notary Public
My Commission Expires:
January 27, 2019
Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By:	/s/ Micheal S. McInnes
Title: Chief Executive Officer
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	ss.
COUNTY OF ADAMS	)
On the 10th day of September, 2018, before me personally appeared Micheal S. McInnes, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Executive Officer of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Micheal S. McInnes acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	/s/ Pamela Lee Schroder
Notary Public
My Commission Expires:
April 4, 2022
Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION AND TRANSMISSION SYSTEM PARTICIPATION AGREEMENT AMENDMENT NO. 13
This Amendment No. 13 (“Amendment”), dated as of May 27, 2021, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (“Wyoming Municipal”); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”), all of whom may be collectively referred to as the “Parties” and individually referred to as “Party.” Capitalized terms used herein without definition shall have the respective meanings set forth in the Participation Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Parties have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement,” executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the “Participation Agreement”); and
WHEREAS, the Parties wish to amend the Participation Agreement to reflect the transfer of all of Wyoming Municipal’s 1.37% Entitlement Share to Tri-State, the assignment of all of Wyoming Municipal’s interest in the Participation Agreement to Tri-State, and to remove Wyoming Municipal as a Party to the Participation Agreement; and
WHEREAS, in addition, the Parties wish to make certain other amendments to the Participation Agreement.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
1.    AMENDMENTS TO PARTICIPATION AGREEMENT:
1.1     As of the Effective Date, Section 4.8 of the Participation Agreement shall be amended in its entirety to read as follows:
“4.8 ENTITLEMENT SHARE: The percentage of undivided ownership of each Participant in the Project as follows:
A.Basin Electric = 42.27 percent
B.Tri-State = 28.50 percent
C.Western Minnesota = 16.47 percent
D.L.E.S. = 12.76 percent”
Without further amendment or change, all Project Agreements shall be construed and the terms thereof applied in a manner consistent with the foregoing change of Parties and Entitlement Shares.

1.2     As of the Effective Date, Section 6.8 of the Participation Agreement shall be amended in its entirety to read as follows:
“6.8 Any action or determination of the Engineering and Operating Committee, the Audit Committee, and the Management Committee shall require a vote of three (3) out of the four (4) Participants, acting through their respective representatives, provided that such three (3) Participants collectively own more than fifty (50) percent of the Entitlement Shares.”
1.3     As of the Effective Date, Section 16.8 of the Participation Agreement shall be amended in its entirety to read as follows:
“16.8 The purchase of the interest by the Participants having elected to purchase the same shall be fully consummated within one year following the date upon which the initial notice was given under Section 16.4 hereof, unless the Participants are then diligently pursuing required authorizations or approvals to effect such transfer or are then diligently pursuing or defending appeals from orders entered or authorizations issued in connection with such transfer, in which event the transfer shall be consummated and the buyer shall tender payment within six (6) months following the date upon which the final order is entered or authorization issued in connection with such transfer.”
1.4     As of the Effective Date, Section C-1 of Exhibit C of the Participation Agreement shall be amended to delete the words “Wyoming Municipal Power Agency,” or “Wyoming Municipal,” in each instance that it appears.
2.     NOTICE OF TRANSFER: Wyoming Municipal provided notice pursuant to Section 16 of the Participation Agreement for the proposed sale of its 1.37% Entitlement Share. Only Tri-State elected to purchase Wyoming Municipal’s interest and therefore Wyoming Municipal may proceed with the transfer of all its interest to Tri-State. With respect to the transfer, assignment and sale of Wyoming Municipal’s 1.37% Entitlement Share to Tri-State and the assignment of all of Wyoming Municipal’s interest in the Project Agreements to Tri-State (collectively, the “Wyoming Municipal Transaction”), each Party, individually, by signing this Amendment, hereby (a) recognizes and consents to the Wyoming Municipal Transaction and (b) knowingly, freely, and definitively agrees, without any conditions, that the Wyoming Municipal Transaction has been accomplished in accordance with the Participation Agreement, including, but not limited to, Section 16 of the Participation Agreement. This consent does not in any way alter or amend any other transactions or agreements between various Parties, except as expressly agreed by such Parties, nor does it waive any rights or obligations under the Project Agreements, except as expressly agreed by the Parties.
3.     WYOMING MUNICIPAL NO LONGER A PARTY:
3.1     As of the Effective Date, Wyoming Municipal shall no longer be a Party to the Participation Agreement or any other Project Agreement.
3.2     As of the Effective Date, the following parts and sections of the Participation Agreement are also revised or deleted as appropriate to remove any reference to Wyoming Municipal or its predecessor in interest: the cover page and Sections 1, 2.6, and 32.1.

4.     MUTUAL REPRESENTATIONS AND WARRANTIES: As of the date first written above, each Party represents and warrants to the other Parties that (i) it possesses full power and authority to enter into and perform this Amendment; (ii) the execution, delivery and performance of this Amendment by it have been duly authorized by it; (iii) except for the acceptance of this Amendment by the Federal Energy Regulatory Commission (“FERC”), the execution, delivery and performance of this Amendment by it does not require the consent or approval of, filing with, nor notice to any other person, which if not obtained would prevent it from performing its obligations hereunder. Each Party further represents and warrants to the other Parties that the execution, delivery and performance of this Amendment does not violate any federal, state or municipal laws, rules or regulations applicable to such Party.
5.     EFFECT OF AMENDMENT NOT OBTAINING REQUIRED APPROVALS: In the event that the transfer referred to in this Amendment does not occur, this Amendment shall be null and void without any further action by any Participant.
6.     RURAL UTILITIES SERVICE. The Participants acknowledge and agree that Basin Electric and Tri-State are no longer borrowers from the Rural Utilities Service (f/k/a Rural Electrification Administration) and therefore that, as of the Effective Date, all terms of the Project Agreements granting the Administrator any right in or interest under the Project Agreements shall have no further force or effect whatsoever.
7.     EFFECTIVE DATE: As Basin Electric and Tri-State are no longer borrowers from the Rural Utilities Service, no approval by the Administrator of the Rural Utilities Service is required. As Basin Electric and Tri-State have filed the Participation Agreement with FERC, FERC’s approval or acceptance for filing of this Amendment is required. This Amendment is effective on the latest of (“Effective Date”) (1) the closing date of the Wyoming Municipal Transaction, (2) the effective date established by FERC upon the final and unappealable acceptance for filing of this Amendment, and (3) the effective date established by FERC upon the final and unappealable acceptance for filing of the amendments of any other Project Agreements filed with FERC associated with the Wyoming Municipal Transaction. Tri-State will provide written notice to all other Participants of the Effective Date.
IN WITNESS HEREOF, the Parties have caused this Amendment No. 13 to be executed and delivered as of the date first written above.
[SIGNATURE PAGES TO FOLLOW]

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)
	By:	/s/ Paul M. Sukut
Title: Chief Executive Officer & General Manager
ATTEST:
By: /s/ Mark Foss
Title: Assistant Secretary
ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	ss
COUNTY OF BURLEIGH	)
On this 25th day of May, 2021, before me personally appeared Paul M. Sukut, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Executive Officer and General Manager of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Paul M. Sukut acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Sheila E. Wald
My Commission Expires: May 2, 2022

1

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By:	/s/ Patrick L. Bridges
Title: Senior Vice President/Chief Financial Officer, serving as Acting Chief Executive Officer
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	ss
COUNTY OF ADAMS	)
On this 25 day of May, 2021, before me personally appeared Patrick L. Bridges, to me personally known, who, having been by me first duly sworn, did say that he is the Senior Vice President/Chief Financial Officer, serving as Acting Chief Executive Officer of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Patrick L. Bridges acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Diane K. Byers
My Commission Expires: Sep 4, 2024

2

WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By:	/s/ Thomas J. Heller
Title: Assistant Secretary & Assistant Treasurer
ATTEST:
By: /s/ Merlin Sawyer
Title: Assistant Secretary
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	ss
COUNTY OF LINCOLN	)
On this 27th day of May, 2021, before me personally appeared Thomas J. Heller, to me personally known, who, having been by me first duly sworn, did say that he is the Assistant Secretary and Assistant Treasurer of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; and that said instrument was signed and sealed on behalf of said agency by authority of its board of directors; and said Thomas J. Heller acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Daniel J. Harmelink
My Commission Expires: June 1, 2023

3

CITY OF LINCOLN, NEBRASKA
(SEAL)
	By:	/s/ Kevin G. Wailes
Title: Chief Executive Officer Lincoln Electric System
ATTEST:
By: /s/ Shelley Sahling-Zart
Title: Vice President & General Counsel
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	ss
COUNTY OF LANCASTER)
On this 27 day of May, 2021, before me personally appeared Kevin G. Wailes, to me personally known, who, having been by me first duly sworn, did say that he is the Administrator & Chief Executive Officer of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed on behalf of Lincoln Electric System by authority of its Administrative Board; and said Kevin G. Wailes acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Michelle L. Miller
My Commission Expires: September 19, 2023

4

WYOMING MUNICIPAL POWER AGENCY

(SEAL)	By:	/s/ Rosemary Henry
Title: Executive Director
ATTEST:
By: /s/ James L Harty
Title: Operations Manager
ACKNOWLEDGMENT

STATE OF WYOMING	)
	)	ss
COUNTY OF NIOBRARA	)
On this 26th day of May, 2021, before me personally appeared Rosemary K. Henry, to me personally known, who, having been by me first duly sworn, did say that she is the Executive Director of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that that said instrument was signed on behalf of said corporation by authority of its board of directors; and said Rosemary K. Henry acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Michelle G. Burt
My Commission Expires: 2/10/2024

5

MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION AND
TRANSMISSION SYSTEM PARTICIPATION AGREEMENT
AMENDMENT NO. 14
This Amendment No. 14 (“Amendment”), dated as of May 1, 2023, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”); and CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”), all of whom may be collectively referred to as the “Parties” and individually referred to as a “Party.” Capitalized terms used herein without definition shall have the respective meanings set forth in the Participation Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Parties have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement,” executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the “Participation Agreement”); and
WHEREAS, the Parties wish to amend the Participation Agreement to reflect changes to the Description of the Project and Points of Delivery as identified in Exhibit A and Exhibit C, respectively, and in addition, the Parties intend to adopt, through coordination and mutual agreement, a conformed version of the Participation Agreement reflecting this Amendment and all prior amendments;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
1.    AMENDMENTS TO PARTICIPATION AGREEMENT:
1.1.    As of the Effective Date, Subsections A-2.1.2, A-2.1.5, A-2.1.6, A-2.1.7, A-2.1.8, A-2.10, and A-2.1.11 of Exhibit A, Section A-2, The Transmission System, are amended to read as follows:
1.1.1     “A-2.1.2 Laramie River Station - Stegall (West) Substation, 230 kV ac transmission line, 2306 MCM single conductor, steel tower - estimated line length - 60.7 miles.”
1.1.2     “A-2.1.5 Laramie River Station - Wayne Child, 345 kV ac transmission line, 2-1272 MCM conductors, steel tower - estimated line length - 73.6 miles.”
1.1.3     “A-2.1.6 Laramie River Station - Sidney (East) Substation, 345 kV ac transmission line, 2306 MCM single conductor, steel tower - estimated line length - 120.00 miles.”
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1.1.4     “A-2.1. 7 Laramie River Station - Stegall (East) Substation, 345 kV ac transmission line. 2306 MCM single conductor, steel tower - estimated line length - 59.00 miles.”
1.1.5     “A-2.1.8 Stegall (East) Substation - Sidney (East) Substation, 345 kV ac transmission line, 2-2306 MCM single conductors, steel tower - estimated line length - 77.00 miles.”
1.1.6     “A-2.1.10 Wayne Child Substation-Keota Substation, 345 kV ac transmission line, 2-1272 MCM conductors, steel tower - estimated line length - 40.9 miles.”
1.1.7     “A-2.1.11 Keota Substation - Story Substation, 345 kV ac transmission line, 2-1272 MCM conductors, steel tower - estimated line length - 59.0 miles.”
1.2     As of the Effective Date, Subsections C-1.7, C-1.8, and C-1.10 of Exhibit C, Section C-1, West Side Transmission Delivery Points, shall be amended to read as follows:
1.2.1    “C-1.7 [REMOVED, as amended DATE, Amendment 14].”
1.2.2    “C-1.8 Wayne Child (Wyoming) Substation 345kV - Basin Electric, Tri-State.”
1.2.3    “C-1.10 [REMOVED, as amended DATE, Amendment 14].”
2.    MUTUAL REPRESENTATIONS AND WARRANTIES: As of the date first written above, each Party represents and warrants to the other Parties that (i) it possesses full power and authority to enter into and perform this Amendment; (ii) the execution, delivery and performance of this Amendment by it have been duly authorized by it; (iii) except for the acceptance of this Amendment by the Federal Energy Regulatory Commission (“FERC”), the execution, delivery and performance of this Amendment by it does not require the consent or approval of, filing with, nor notice to any other person, which if not obtained would prevent it from performing its obligations hereunder; and (iv) the execution, delivery and performance of this Amendment by it does not violate any federal, state or municipal laws, rules or regulations applicable to it.
3.    EFFECTIVE DATE: As Basin Electric and Tri-State are no longer borrowers from the Rural Utilities Service, no approval by the Administrator of the Rural Utilities Service is required. As Basin Electric and Tri-State have filed the Participation Agreement with FERC, FERC’s approval or acceptance for filing of this Amendment is required. This Amendment 14 is effective on the latest of the effective date (“Effective Date”) established by FERC upon the final and unappealable acceptance for filing of this Amendment. Basin Electric will provide written notice to all other Participants of the Effective Date.
IN WITNESS HEREOF, the Parties have caused this Amendment No. 14 to be executed and delivered as of the date first written above.
[SIGNATURE PAGES TO FOLLOW]
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BASIN ELECTRIC POWER COOPERATIVE
(SEAL)
	By:	/s/ Todd E. Telesz
Title: Chief Executive Officer & General Manager
ATTEST:
By: /s/
Title: Assistant Secretary
ACKNOWLEDGMENT

STATE OF NORTH DAKOTA	)
	)	ss.
COUNTY OF BURLEIGH	)
On this 22nd day of February, 2023, before me personally appeared Todd E. Telesz, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Executive Officer and General Manager of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Todd E. Telesz acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Lisa J. Carney
My Commission Expires: 10-19-26

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TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.
(SEAL)
	By:	/s/ Duane Highley
Title: Chief Executive Officer
ACKNOWLEDGMENT

STATE OF COLORADO	)
	)	ss.
COUNTY OF ADAMS	)
On this 14th day of February, 2023, before me personally appeared Duane Highley, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Operating Officer of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Duane Highley acknowledged said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Shannon Michelle Bradley
My Commission Expires: 1-18-2026

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WESTERN MINNESOTA MUNICIPAL POWER AGENCY
(SEAL)
	By:	/s/ Thomas J. Heller
Title: Assistant Secretary & Assistant Treasurer
ATTEST:
By: /s/
Title: General Counsel
ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA	)
	)	ss.
COUNTY OF LINCOLN	)
On this 21st day of February, 2023, before me personally appeared Thomas J. Heller, to me personally known, who, having been by me first duly sworn, did say that he is the Assistant Secretary and Assistant Treasurer of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed on behalf of said agency by authority of its board of directors; and said Thomas J. Heller acknowledged said instrument to be the free act and deed of said agency.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Tasha L. Altmann
My Commission Expires:

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CITY OF LINCOLN, NEBRASKA d/b/a Lincoln Electric System
(SEAL)
	By:	/s/ Kevin G. Wailes
Title: Chief Executive Officer Lincoln Electric System
ATTEST:
By: /s/ Shelley Sahling-Zart
Title: General Counsel
ACKNOWLEDGMENT

STATE OF NEBRASKA	)
	)	ss.
COUNTY OF LANCASTER)
On 14th day of February, 2023, before me personally appeared Kevin G. Wailes, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Executive Officer of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed on behalf of Lincoln Electric System by authority of its Administrative Board; and said Kevin G. Wailes acknowledged said instrument to be the free act and deed of said Lincoln Electric System.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)	Notary Public:
/s/ Michelle L. Miller
My Commission Expires: September 18, 2023

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